UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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AVANTOR, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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2026 Proxy Statement
and Notice of Annual Meeting of Stockholders

Our Mission We set science in motion to create a better world.

Our Vision
From discovery to delivery, we are a trusted
global provider of mission-critical products
and services to customers and suppliers in
the life sciences, education, government,
advanced technologies and applied
materials industries.

Our Values Our core set of principles that guide and focus our strategy are our iCARE values:

ACCOUNTABILITY

We hold ourselves accountable for delivering
on our promises to our customers, suppliers,
shareholders and colleagues to achieve our
shared goals. This includes our commitment
to meeting the evolving needs of our customers,
suppliers, associates, communities and the
environment.

RESPECT

We work to build an inclusive culture by seeking
to understand each other’s experiences and
celebrating our diverse backgrounds. We treat
others with dignity and operate with the highest
level of integrity. Whether working with internal or
external partners, we act as one team and always
assume others have good intent.

EXCELLENCE

We never settle for the status quo. We strive
to achieve the highest levels of safety, quality, and
service. Our passion for continuous improvement
is embodied by every employee, the results we
achieve together, and the support we provide to
our customers. We do our best when we welcome
diverse perspectives and work collaboratively to
find solutions.

INNOVATION

We know that the best ideas come from the
collaboration of diverse perspectives. We
empower all employees to explore and contribute
ideas that elevate our product and service
solutions. We welcome feedback that challenges
our thinking and helps us grow. By collaborating
with our industry partners, we improve scientific
outcomes.

CUSTOMER CENTRIC

Everything we do begins with actively listening
and collaborating with our internal and external
customers. By understanding their challenges and
aspirations, we proactively identify solutions that
address their current and future needs.

In 2025, the board of directors took aggressive action to enhance governance, strengthen the business, and build stockholder trust.” GREGORY SUMME Chairman
Message from
our Chairman
Dear Stockholders,
We are pleased to invite our stockholders to our 2026 Annual Meeting of
Shareholders on May 7, 2026, at 11:00 a.m. Eastern Time, where we look forward to sharing more about Avantor’s recent progress. We appreciate your vote on the matters set forth in our Proxy Statement.
In 2025, the Board of Directors took aggressive action to enhance governance, strengthen the business, and build stockholder trust.
We were pleased to appoint Emmanuel Ligner as our Chief Executive
Officer in August 2025. Emmanuel is a highly energetic and experienced leader in the life sciences industry with a strong track record of value creation. Emmanuel and his leadership team have launched a
comprehensive improvement program, labeled Revival, and we are encouraged by the early results.
Since the launch of the Revival program in October, Avantor has taken significant steps to improve our go-to-market strategy, including relaunching
VWR, Avantor’s leading distribution channel, and ensuring each of our two primary businesses compete in the market with distinct and fit-for-purpose strategies. Avantor is well positioned to build on this early progress, as we advance the Revival program and continue to serve our more than 300,000 customer locations.
We also strengthened our Board in the fourth quarter of 2025 with the addition of three very talented new directors – Simon Dingemans, Greg
Lucier, and Sanjeev Mehra. Each brings valuable leadership experience in healthcare, global operations, talent management, and capital allocation and will help support Avantor’s Revival plan.
Our Board is committed to holding itself and Avantor leadership accountable, and we are confident in our ability to deliver greater value for our stockholders. On behalf of the Board, our management team, and thousands of associates around the world, thank you for your support and for your investment in Avantor.

1

Notice of 2026 Annual Meeting of Stockholders
VIRTUAL STOCKHOLDERS MEETING

Items of Business		Board Recommendations

1	To elect the nine directors named in this Proxy Statement to serve a one-year term expiring at the 2027 annual meeting of stockholders;	“FOR” each of the nominees Page 11

2	To approve, on an advisory basis, the compensation of our named executive officers;	“FOR” Page 42

3	To determine, on an advisory basis, the frequency of future advisory votes on executive compensation;	“ONE-YEAR” Page 43

4	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026; and	“FOR” Page 83

5	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting of Stockholders (“Annual Meeting”) of Avantor, Inc. (“Avantor” or the
“Company”) will be held on Thursday, May 7, 2026, at 11:00 a.m. Eastern Time. This year’s
Annual Meeting will be completely virtual, conducted via live audio webcast on the Internet.
Stockholders will be able to listen to and participate in the meeting online, vote their shares electronically, and submit questions during the meeting by visiting
www.virtualshareholdermeeting.com/AVTR2026. You will need the 16-digit control number included on your Notice of Internet Availability or proxy card to gain access to the meeting. Stockholders of record of Avantor common stock at the close of business on
March 13, 2026 will be able to vote online during the meeting. You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the 2026 Annual Meeting.
For more information on how to attend the meeting and vote, see “Questions and Answers
About the Meeting and Voting” in the Proxy Statement.
On behalf of Avantor’s Board of Directors,
CLAUDIUS O. SOKENU
Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary
This Notice of 2026 Annual Meeting and Proxy Statement, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, were first made available to stockholders on or about March 27, 2026.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting to Be Held on May 7, 2026: This Notice and Proxy Statement and our Annual
Report are available free of charge at www.proxyvote.com, a site that does not have
“cookies” that identify visitors to the site.
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker, trustee or other intermediary to see which voting methods are available to you.

Date and Time Thursday, May 7, 2026 11:00 a.m. Eastern Time

Location Online Virtual Meeting at www.virtualshareholderme eting.com/AVTR2026

Who Can Vote Stockholders of record of Avantor common stock at the close of business on March 13, 2026

HOW TO CAST YOUR VOTE
Your vote is important! Please
cast your vote and play a part in
the future of Avantor. You may
vote using any one of the
following methods. You will need
your 16-digit control number
from your Notice of Internet
Availability or proxy card.

Internet before the Annual Meeting at www.proxyvote.com

Phone call 1-800-690-6903 toll-free from the U.S. or Canada

Mail return the signed proxy card

Virtual meeting only if you are an eligible stockholder or beneficial owner and have registered and obtained a legal proxy
Your vote is important. We
encourage you to vote by proxy in
advance of the Annual Meeting.
Voting in advance will not affect
your right to attend the Annual
Meeting. Even if you plan to
attend via live audio webcast,
we hope you will vote as soon
as possible.

2	2026 Proxy Statement
FORWARD-LOOKING AND CAUTIONARY STATEMENTS
Certain of the statements contained in this Proxy Statement are forward-
looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended (the "Securities Act") and Section 21E of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are subject to the safe harbor created thereby under the Private
Securities Litigation Reform Act of 1995. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “assumption,” “believe,” “continue,”
“estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “likely,” “long-
term,” “near-term,” “objective,” “opportunity,” “outlook,” “plan,” “potential,”
“project,” “projection,” “prospects,” “seek,” “target,” “trend,” “can,” “could,”
“may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning.
We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. Factors that could contribute to these risks, uncertainties and assumptions include, but are not limited to, the factors described in “Risk Factors” in our most recent Annual Report on Form 10-K, as such risk factors may be updated from time to time in our periodic filings with the SEC. All forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.
Web links throughout this document are provided for convenience only, and the content on the referenced website does not constitute a part of this Proxy Statement.

3

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement and Avantor’s 2025 Annual Report on Form 10-K before voting.
2026 Annual Meeting of Stockholders

Time and Date: 11:00 a.m. Eastern Time, May 7, 2026
Location:
Online “virtual meeting” at www.virtualshareholdermeeting.com/
AVTR2026. Stockholders will need to enter their 16-digit control number included on their Notice of Internet Availability or proxy card in order to participate.

Record Date: March 13, 2026
Voting:
Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Meeting Agenda and Voting Recommendations

Proposals		Board vote recommendation	Page reference (for more detail)

1	Election of Each of the Nine Directors Named in this Proxy Statement to Serve a One-Year Term Expiring at the 2027 annual meeting of stockholders	FOR each Nominee	Page 11

2	Advisory Approval of Named Executive Officer Compensation	FOR	Page 42

3	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	ONE YEAR	Page 43

4	Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2026	FOR	Page 83

4	2026 Proxy Statement
Proxy Summary
Leadership Transitions
In April 2025, Avantor determined to end the employment of Mr. Stubblefield and the parties agreed, pursuant to a transition agreement dated April 24, 2025 (the “Transition Agreement”), to a transition period wherein Mr. Stubblefield would remain employed as the Director, President and Chief Executive Officer until a successor was appointed and following such appointment, Mr. Stubblefield would remain a non-executive employee advisor until February 28, 2026, to facilitate a smooth transition. Following a comprehensive search led by an independent executive search firm, and with
Board approval, the Board appointed Emmanuel Ligner as President and Chief Executive Officer and Director effective
August 2025.
The Company also announced planned changes in the leadership of the Board. Jonathan Peacock, the Chairman of the
Board, notified the Company of his intention to retire from the Board effective December 31, 2025. In anticipation of Mr.
Peacock’s retirement, the Board appointed Gregory Summe to serve as Chairman of the Board, effective January 1, 2026.
In addition, the Board continued to strengthen its composition with the appointment of three new directors in addition to
Mr. Ligner. Gregory Lucier joined the Board in October 2025, followed by Sanjeev Mehra in December 2025, and Simon
Dingemans in January 2026. Each of these directors brings significant leadership experience and a variety of expertise to support the Company’s long‑term strategic objectives.

Emmanuel Ligner New President and CEO and Director	Gregory L. Summe New Chairman of the Board	Simon Dingemans New Director	Gregory T. Lucier New Director	Sanjeev Mehra New Director
Performance Overview
From discovery to delivery, Avantor is a trusted global provider of mission-critical products and services to customers and suppliers in the life sciences, education, government, advanced technologies and applied materials industries. We are proud of the critical role Avantor plays in enabling scientific breakthroughs, working side by side with scientists to address some of society’s greatest challenges and opportunities.

	Revenue $6.55B	Adjusted EPS* $0.90	Adjusted Net Leverage* $3.2x

2025 Financial Highlights

	Adjusted EBITDA* $1.07B	Free Cash Flow* $496M

*For information about these non-GAAP financial measurements, including reconciliations to the most directly comparable GAAP-based financial measurements, see “Appendix A - Non-GAAP Financial Measurements.”

5
Proxy Summary
Business Review
Under Mr. Ligner’s leadership, we launched Avantor Revival, a comprehensive strategy to strengthen the foundation of our business, make the company more competitive in the marketplace, and, ultimately, allow us to deliver more value to our customers and shareholders.
Avantor Revival Five Focus Areas

Evolve go to market strategy:	Optimize our portfolio:

One of the first and most visible steps we took was to
relaunch VWR as our distribution brand. This product-
agnostic channel provides millions of essential laboratory
products to hundreds of thousands of customers around
the globe. The VWR brand has a strong legacy, dating back
almost 175 years, and reviving the brand allows us to
capitalize on the longstanding goodwill VWR has built with
customers around the world. We have also made significant
progress enhancing our e-commerce platform with the goal
of making it easier for customers to both find the products
they need and buy them from us.

One of the many strengths of Avantor is the breadth of our
offerings. We support the end-to-end needs of the scientific community and serve a variety of end markets. Across our
portfolio, we have leading businesses, including VWR,
NuSil, Masterflex and J.T.Baker. We also have businesses
that may not be as well positioned or advantaged, which is
why we are scrutinizing our current portfolio to determine
which businesses have the desired position, profitability,
and growth profile, and which may not be core to Avantor
and our future strategic direction.

Strategically invest in our manufacturing and supply chain organization:	Simplify how we work:

Avantor’s global manufacturing footprint includes six CGMP
facilities where we produce chemicals to support a broad
range of life science applications, from biotechnology and
biopharmaceuticals to diagnostics and research, spanning
early-stage R&D through to full-scale production. We also have a best-in-class distribution network enabled by our almost 40 distribution centers across the globe. We are investing in our infrastructure to enhance our ability to meet production
requirements and improve reliability and efficiency.

A core component of the Revival plan is simplifying our
operating processes to remove barriers that prevent us
from executing efficiently. Not only will this make us faster, easier to work with and more agile, we expect that it will
unlock cost savings. We are pushing decision making out
to the markets and empowering the teams closest to our
customers to act with more urgency and conviction. We are
also investing in manufacturing digitization to increase
operational efficiency, production agility and quality.

Strengthen our talent and improve accountability:

Over 13,500 Avantor associates across the globe work tirelessly to support our mission to set science in motion to create a better world. We have and will continue to add world class talent to our team. In 2025 we hired a new Chief Operating Officer to lead our manufacturing and supply chain operations. We also created a new Chief Digital Officer role to strengthen our digital commerce capabilities and an elevated Head of Quality and Regulatory role, responsible for safeguarding patient safety, ensuring regulatory compliance and driving operational integrity across our global business. We remain committed to attracting and developing the best talent in the business.

Business Evolution
With Revival as our strategic guide, we continue to transform the way we run the company, including the re-
segmentation of our operating units to provide sharper positioning and better alignment with customer needs.

6	2026 Proxy Statement
Proxy Summary
Each segment is anchored by powerful, leading brands that are synonymous with attributes such as quality and reliability.

Our Laboratory Solutions Segment is now VWR Distribution and Services	Our Bioscience Production Segment is now Bioscience and Medtech Products

Our Laboratory Solutions Segment is now VWR Distribution and Services. The guiding principle for the VWR Distribution and Services segment is a product agnostic channel, primarily composed of third-party content. Over 90% of this segment is our channel business with the balance being our services offerings. This business builds on VWR’s nearly 175-year legacy as a trusted distribution engine powering scientific innovation across the globe.
Our Bioscience Production Segment is now Bioscience and Medtech Products. This segment is a channel-agnostic product business, inclusive of our bioprocessing, research and specialty chemicals, robust fluid handling portfolio and our ultra-high purity silicon franchise. This business offers a diversified portfolio from leading brands, including J.T.Baker which offers a broad range of chemicals used in biopharmaceutical manufacturing, laboratory research and diagnostics applications; Masterflex which delivers unrivaled fluid handling scalability, flexibility, and efficiency; and
NuSil, a global leader in high-purity, specialty silicone technology.
Stockholder Engagement Highlights
We believe that direct dialogue with stockholders is important to our long-term success.  We regularly interact with our stockholders through our stockholder engagement program that reaches current stockholders, market participants and potential investors in a variety of forums. Engagements are led by members of our senior management team and have also included participation from members of our Board.  In 2025, we engaged with investors representing
74% of shares outstanding.  Our discussions with stockholders covered several topics, including financial performance and capital allocation priorities, strategic and operational priorities, key leadership appointments, Board composition and refreshment, our CEO and Board Chairman transitions, executive compensation practices and sustainability priorities and progress.

WE ENGAGED WITH INVESTORS REPRESENTING

74% of shares outstanding in 2025
For more information on our approach to stockholder engagement, see “Corporate Governance — Stockholder
Engagement Program.” For more information on our stockholder engagement efforts with respect to last year’s say-on-
pay vote and executive compensation, see “Executive Compensation — Compensation Discussion and Analysis — 2025
Say-On-Pay Vote and Stockholder Engagement.”

7
Proxy Summary
Corporate Governance Highlights
Avantor is committed to good corporate governance, which we believe is important to the success of our business and in advancing stockholder interests.
Corporate Governance Highlights include:

Robust Board Oversight and Structure	Close Alignment with Shareholder Interests

•Separate Chairman and CEO roles
•8 out of 9 Director Nominees
are independent
•Regular Executive Sessions of Independent
Directors
•Risk oversight by the Full Board and
its Committees
•No classified board
•Annual Elections for Board Members

•Proxy access for stockholders
•Majority voting standard in uncontested
elections of directors and a resignation
policy applicable to incumbent directors not
receiving the requisite vote
•20% threshold for stockholders to call a
special meeting

Evaluations Related to the Board and Committees	Safeguards
•Annual Board and Committee Self-Evaluations	•Policies Prohibiting Short Sales, Hedging, Margin Accounts and Pledging of Stock by Directors and Officers

For more information on our corporate governance practices, see “Corporate Governance.”

8	2026 Proxy Statement
Proxy Summary
Board Nominees
Avantor’s Board of Directors currently has twelve members. Juan Andres, John Carethers and Lan Kang, current members of the Board of Directors, will not stand for re-election at the Annual Meeting in order to focus on other business and personal interests.  In connection with the decisions of Messrs. Andres and Carethers and Ms. Kang to not stand for reelection, the Board has determined to reduce its size from twelve members to nine. All director nominees currently serve on the Board and will be elected for a one-year term expiring at the next annual meeting of stockholders.
The following table provides summary information about each director nominee standing for re-election at the Annual
Meeting.

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships

Simon Dingemans	62	2026	Former Chief Financial Officer of GlaxoSmithKline plc	Yes	Audit & Finance
Emmanuel Ligner	55	2025	President and Chief Executive Officer, Avantor, Inc.	No
Gregory Lucier	61	2025	Executive Chairman and CEO of Corza Medical	Yes	Compensation & Human Resources Nominating & Governance (Chair)
Dame Louise Makin	65	2024	Chair, Halma plc	Yes	Audit & Finance Nominating & Governance
Joseph Massaro	56	2021	Vice Chair and President, Engineered Components, Aptiv PLC	Yes	Audit & Finance (Chair) Nominating & Governance
Sanjeev Mehra	67	2025	Co-Founder and Managing Partner, Periphas Capital LP	Yes	Audit & Finance Compensation & Human Resources
Mala Murthy	62	2021	Chief Financial Officer, TriNet Group, Inc.	Yes	Audit & Finance
Michael Severino, M.D.	60	2020	Chief Executive Officer, Tessera Therapeutics	Yes	Compensation & Human Resources (Chair) Science & Technology
Gregory Summe Chairman	68	2020	Managing Partner, Glen Capital Partners	Yes	Compensation & Human Resources Nominating & Governance
INDEPENDENCE
8/9  Independent
TENURE

< 1 year
1-5 years
> 5 years
AGE

50-59 years
60-69 years

9
Proxy Summary
Executive Compensation Highlights
Our Compensation Objectives
Avantor’s executive compensation is designed to support the longevity and stability of the Company by driving long-term business outcomes and promoting strong governance practices. This is done by linking individual pay with Avantor’s performance on a diverse set of measures, including financial and corporate strategic goals. In 2025, these goals included employee inclusion index and reduction in greenhouse gas emissions.
Our executive compensation practices include the following, each of which the Compensation and Human Resources
Committee believes reinforces our executive compensation objectives:

WHAT WE HAVE

  Significant percentage of target annual
compensation delivered in the form of variable
compensation tied to performance
  Long-term objectives aligned with the creation of
stockholder value
  Market comparison of executive compensation
against a relevant peer group
  Robust stock ownership guidelines
  Use of an independent compensation consultant
reporting directly to the Compensation and
Human Resources Committee
  Compensation recovery “clawback” policy for our
annual cash-based incentive and all equity-based
long-term incentive programs, including time-
based equity awards
  An additional Dodd-Frank compliant
compensation recovery “clawback” policy
applicable to current and former executive officers
in the event of a financial restatement
  Regular engagement with our stockholders and
implementation of enhancements based on
feedback received
  ‘Double-trigger’ change-in-control
vesting provision

WHAT WE DON’T HAVE

   Hedging or short sales of Company stock, or
pledging of Company stock
   Option grants below 100% fair market value
   Excessive cash severance benefits upon a
change of control
   Excessive perquisites or benefits to executives
   Repricing of underwater stock options under our
long-term incentive plan
   Tax gross-ups of perquisites or 280G excise taxes
(except as applicable to management employees
generally in connection with relocation or
expatriate assignments)
   Payment of unearned dividends prior to vesting

10	2026 Proxy Statement
Proxy Summary
Our Compensation Mix
A large portion of compensation for our senior executives is variable and covers annual and multi-year performance periods. Long-term awards in the form of performance stock units, stock options, and restricted stock units are designed to align executives’ interests with Avantor’s long-term performance.

CEO(1)	AVERAGE OTHER NEOs(2)

9%
Base Salary
13%
Short-term Incentive
78%
Long-term Incentive
91%
Variable performance -based
91%
Variable Performance - Based

17%
Base Salary
70%
Long-term
Incentive
13%
Short-term
Incentive
83%
Variable
performance
-based
83%
Variable
Performance
- Based

(1)Reflects annualized base salary, target short-term incentive and 2026 target long-term incentive for Emmanuel Ligner.
(2)Reflects average annualized base salary, target short-term incentive and target long-term incentive for named executive officers employed on December 31, 2025.

11

PROPOSAL NO. 1 Election of Directors	VOTE “FOR”

The Board of Directors unanimously recommends a vote “FOR” the election of each of the directors listed below to the Board for a one-year term expiring at the 2027 annual meeting of stockholders.

At this Annual Meeting, all directors will be elected for a one-year term that will expire at our next annual meeting of stockholders. Our Board currently has twelve members.  Nine of our directors are standing for election at the Annual
Meeting. Juan Andres, a director since 2019, John Carethers, a director since 2021, and Lan Kang, a director since 2021, will not stand for re-election in order to focus on other business and personal interests.
The biographies below describe the business experience of each director nominee standing for re-election. We also identify the specific experience and qualifications of each nominee that strengthen the Board of Directors as a group. In considering the director nominees for election at the Annual Meeting, the Nominating and Governance Committee
assessed each nominee’s contributions in the context of the Board evaluation process and other perceived needs of the
Board. All of this information was taken into account when the Board considered whether the nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and strategy.
The Board expects that each of the nominees listed below will be available to serve as a director. However, if one or more of the nominees is not available to serve, the individuals named in the form of proxy will vote for any substitute nominee(s)
the Board may recommend. Alternatively, the Board may reduce its size.
A nominee must receive a majority of the votes cast with respect to that nominee’s election at the meeting at which a quorum is present by the holders of capital stock entitled to vote in the election to be elected, which means that the number of votes cast “for” a nominee’s election must exceed the number of votes cast “against” that nominee’s election.
Our bylaws require that each incumbent director nominee submit an irrevocable letter of resignation as director that becomes effective if he or she fails to receive a majority of the votes cast in an uncontested election and the Board accepts the resignation. If any incumbent director nominee fails to receive a majority of the votes cast in an uncontested election at which a quorum is present, the Nominating and Governance Committee will make a recommendation to the
Board on whether to accept or reject such resignation.

12	2026 Proxy Statement
Proposal 1 Election of Directors
Director Nomination Process
Assess Composition and Determine Priorities
The Nominating and Governance Committee considers the skills and experience outlined in our Director Skills Matrix to determine its priorities in seeking out new director candidates for the continuation of healthy Board refreshment.
Solicit and Source a Broad Pool of Candidates
Working with the Chairman of the Board, the Nominating and Governance Committee seeks out a wide-ranging pool of candidates using multiple sources, including engaging third-party search firms and receiving input from directors and stakeholders. Our Corporate Governance Guidelines provide that, as part of our search process, the Nominating and
Governance Committee actively considers individuals who reflect a broad range of experiences, perspectives and backgrounds.
Evaluate and Select Candidates
The Nominating and Governance Committee evaluates candidates based on its set priorities and director qualification standards. At a minimum, the Nominating and Governance Committee considers each candidate’s strength of character, judgment, familiarity with the Company’s business and industry, independence of thought, and ability to work collegially with the other members of the Board. The Nominating and Governance Committee also may consider a candidate’s existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, executive compensation background, and the size, composition and combined expertise of the existing Board. Once candidates are selected, the Nominating and Governance Committee makes recommendations to the Board. In addition, stockholders may nominate directors for election at the Company’s annual stockholders meeting by following the provisions set forth in the Company’s bylaws.
2025 Board Refreshment
In 2025, the Board, led by the Nominating and Governance Committee, appointed Gregory Lucier, Sanjeev Mehra and
Simon Dingemans as new independent directors and Emmanuel Ligner as a management director. Together, Messrs.
Dingemans, Lucier and Mehra bring deep global leadership across healthcare, life sciences, finance, strategy, and capital allocation, providing the Board with a powerful combination of operational insight, innovation expertise, and disciplined financial oversight that supports long-term growth and stockholder value.
Stockholder Recommendations and Proxy Access
The Nominating and Governance Committee welcomes recommendations from stockholders regarding prospective Board members. These candidates are evaluated on a substantially similar basis as nominees derived from other sources.
Our bylaws include a proxy access provision that allows an eligible stockholder or group of up to 20 eligible stockholders, owning at least 3% of the Company’s outstanding common shares continuously for at least three years, to include in the
Company’s proxy materials for an annual meeting of stockholders a number of director nominees up to the greater of two directors or 20% of the Board of Directors, provided the stockholders and nominees satisfy prescribed requirements.

13
Proposal 1 Election of Directors
Director Skills Matrix
Our directors possess relevant skills and experience that contribute to a well-functioning Board that effectively oversees our strategy and management.

Director Nominee Skills and Experience	Dingemans	Ligner	Lucier	Makin	Massaro	Mehra	Murthy	Severino	Summe

Board leadership As a Board chair, lead director or committee chair equips directors to lead our Board and its committees

Financial expertise As a finance executive or CEO brings valuable experience to the Board and our management team

M&A/transactional experience Helps the Board and our management team assess acquisition opportunities consistent with our strategic priorities and long-range plans

Operations experience Increases the Board’s understanding of our manufacturing operations, services opportunities and distribution footprint

Regulatory/legal/public policy experience Helps the Board assess and respond to an evolving business and healthcare regulatory environment

International experience Brings critical insights into the opportunities and risks of our international businesses

Digital/cybersecurity experience Increases the Board’s awareness of advances in technology, cybersecurity and information systems management

Research, development & innovation experience Helps the Board and our management team assess new product design and development opportunities consistent with our strategic priorities

Human capital management experience Helps oversee our talent/leadership development, employee compensation and employee engagement efforts

Distribution & logistics Brings critical insights into supply chain, fulfillment and transportation strategies for efficient product delivery

14	2026 Proxy Statement
Proposal 1 Election of Directors
Director Nominees to Serve for a One-Year Term
Expiring in 2027

	Simon Dingemans	AGE: 62 DIRECTOR SINCE 2026

Former Chief Financial Officer at GlaxoSmithKline plc

EXPERIENCE
The Carlyle Group, a leading global
investment firm (2020-2024)
•Managing Director and Senior Advisor
GlaxoSmithKline plc, a global
biopharmaceutical company
(2011 – 2019)
•Chief Financial Officer
Goldman Sachs International, a global
investment banking, securities and
investment management firm (1995-2010)
•Partner and Managing Director

EDUCATION
•Master’s Degree in Geography from
University of Oxford
VALUE TO OUR BOARD
Mr. Dingemans brings extensive leadership
experience across global healthcare and
financial institutions, as well as experience in
finance, strategy, capital allocation and
organizational transformation (including
qualification as an audit committee financial
expert).
OTHER PUBLIC COMPANY BOARDS
•Vodafone Group Plc (2025-present)
•Audit Committee Chair
•WPP Plc (2022-present)

COMMITTEES Audit & Finance SKILLS
INDEPENDENT

	Board leadership	Operations experience	Digital/cybersecurity experience	Distribution & logistics
LEGEND	Financial expertise	Regulatory/legal/public policy experience	Research, development & innovation
	M&A/transactional experience	International experience	Human capital management experience

15
Proposal 1 Election of Directors

	Emmanuel Ligner	AGE: 55 DIRECTOR SINCE 2025

Chief Executive Officer of Avantor, Inc.

EXPERIENCE
Avantor, Inc. (2025-Present)
•Chief Executive Officer
Cerba Healthcare, an international clinical
pathology provider, a provider of medical
lab testing (2024-2025)
•Chief Executive Officer
Cytiva, a global life sciences company
(2020-2024)
•President & CEO
GE Life Sciences, a global life sciences
company (2017-2020)
•Chief Executive Officer and President,
2017 through 2020

EDUCATION
•Licence and Maitrise in Commerce from
Université de Savoie in France
VALUE TO OUR BOARD
Mr. Ligner brings over 30 years of strategic
and operational leadership experience at
large-scale, global, life sciences companies.
As CEO of Avantor, he provides a deep
understanding of global operations and
commercial strategy, which contributes to the
Board’s understanding of the Company’s
capital allocation, innovation and long-term
growth initiatives.
OTHER PUBLIC COMPANY BOARDS
None

COMMITTEES None SKILLS

	Gregory Lucier	AGE: 61 DIRECTOR SINCE 2025

Founder, Executive Chairman and CEO of Corza Medical

EXPERIENCE
Corza Medical, a leading global
manufacturer of surgical technologies
and medical device components
•Chief Executive Officer, Executive
Chairman and Founder (2021-present)
NuVasive, a technology leader in
minimally invasive spine and orthopedic
surgery
•Chairman, (2015 - 2021)
•Chief Executive Officer, (2015 - 2018)
Life Technologies Corporation
(2003-2014)
•Chairman and Chief Executive Officer
General Electric (1994-2003)
•President of Medical Information
Technologies at GE Healthcare, a
$9 billion global leader in
medical imaging and technology, 2000
through 2003
•Variety of leadership roles

EDUCATION
•MBA from Harvard Business School
•Bachelor’s Degree in Industrial
Engineering from Pennsylvania State
University
VALUE TO OUR BOARD
Mr. Lucier brings over 30 years of life
sciences industry experience, with a track
record of driving sustainable shareholder
value growth and innovation across
numerous healthcare companies. His insight
into successful R&D initiatives, technological
innovations and capital expansion strategies
enhances the Board’s oversight of Avantor’s
profitability-focused segments.
OTHER PUBLIC COMPANY BOARDS
•Maravai Lifescience (2020-present)
•Dentsply Sirona (2019-present)

COMMITTEES Nominating & Governance Compensation & Human Resources SKILLS
INDEPENDENT

16	2026 Proxy Statement
Proposal 1 Election of Directors

	Dame Louise Makin	AGE: 65 DIRECTOR SINCE 2024

Non-Executive Chair of the Halma Plc Board of Directors

EXPERIENCE
BTG Plc, a leading interventional
medicine business (2004-2019)
•Chief Executive Officer
Baxter Healthcare, a global medical
technology company (2000-2004)
•President of Biopharmaceuticals Europe
St. John’s College, Cambridge
(2015-present)
•Honorary Fellow
Order of the British Empire
(2014)
•Dame Commander

EDUCATION
•Master’s Degree in Natural Sciences and
a Ph.D. in Material Sciences from the
University of Cambridge
•MBA from The Open University in Milton
Keynes, England
VALUE TO OUR BOARD
The Board benefits from Dame Louise's
senior leadership experience in the life
sciences industry, including as a chief
executive officer, and her expertise in
strategy, business transactions and strategic
growth.
OTHER PUBLIC COMPANY BOARDS
•Halma Plc (2021-present)
•Chair
•Intertek Group Plc (2012-2021)
•Atotech Ltd. (2020-2022)

COMMITTEES Audit & Finance SKILLS
INDEPENDENT

	Joseph Massaro	AGE: 56 DIRECTOR SINCE 2021

Vice Chair and President, Engineered Components at Aptiv PLC

EXPERIENCE
Aptiv PLC, a global technology company
(2013-Present)
•Vice Chair and President, Engineered
Components since November 2024
•Chief Financial Officer and Senior Vice
President, Business Operations, March
2016 through November 2024
•Vice President and Corporate Controller
inVentiv Health, a biopharmaceutical
solutions organization (2010-2013)
•Chief Financial Officer
Liberty Lane Partners, a private equity
firm (2008-2010)
•Managing Director

EDUCATION
•MBA and a Master’s Degree in Accounting
from Northeastern University
•Bachelor’s Degree in Finance and
Economics from Bentley University
VALUE TO OUR BOARD
The Board benefits from Mr. Massaro’s senior
leadership experience, including as a chief
financial officer, and his expertise in
international business transactions,
information technology and systems
management, strategy and financial
accounting (including qualification as an audit
committee financial expert).
OTHER PUBLIC COMPANY BOARDS
None

COMMITTEES Audit & Finance (Chair) Nominating & Governance SKILLS
INDEPENDENT

17
Proposal 1 Election of Directors

	Sanjeev Mehra	AGE: 67 DIRECTOR SINCE 2025

Co-Founder and Managing Partner of Periphas Capital LP

EXPERIENCE
Periphas Capital LP, a private equity
firm focused on investing in technology-
enabled businesses in services,
consumer and industrial end markets
(2017-present)
•Co-Founder and Managing Partner
Goldman Sachs & Co., a global
investment banking, securities and
investment management firm
(1986-2016)
•Vice Chairman of the Global Private
Equity business
•Co-Head of US Private Equity
•Partner
•Founding Member  of Principal
Investment Area (“PIA”)

EDUCATION
•MBA from Harvard Business School
•Bachelor’s Degree in Economics from
Harvard College
VALUE TO OUR BOARD
The Board benefits from Mr. Mehra’s
extensive leadership experience as a Partner
at Goldman Sachs, board and advisory
experience across multiple industries and his
experience in the areas of capital allocation,
finance, strategy and international business
transactions.
OTHER PUBLIC COMPANY BOARDS
•OPENLANE (previously KAR Auction
Services) (2021-2026)
•Pariphas Capital Partner Corporation
(2020-2022)

COMMITTEES Audit & Finance Compensation & Human Resources SKILLS
INDEPENDENT

	Mala Murthy	AGE: 62 DIRECTOR SINCE 2021

Chief Financial Officer for TriNet Group, Inc.

EXPERIENCE
TriNet Group, Inc., a full-service
Human Resources solutions
company (2025-present)
•Chief Financial Officer
Teladoc Health, Inc., a telemedicine and
virtual healthcare company (2019-2025)
•Chief Financial Officer
American Express, a global financial
services corporation (2012-2019)
•Chief Financial Officer of the Global
Commercial Services segment
PepsiCo, a leading multinational food and
beverage corporation (1995-2012)
•Various leadership positions, leading high
growth business units

EDUCATION
•MBA from the India Institute of
Management
•Master’s Degree in Public and Private
Management from Yale School of
Management
•Bachelor’s Degree in Computer Science
and Engineering from Jadavpur University
in India
VALUE TO OUR BOARD
The Board benefits from Ms. Murthy’s senior
leadership experience, including as a chief
financial officer, and her expertise in
international business transactions,
information technology and systems
management, financial accounting and
strategic growth (including qualification as an
audit committee financial expert).
OTHER PUBLIC COMPANY BOARDS
None

COMMITTEES Audit & Finance SKILLS
INDEPENDENT

18	2026 Proxy Statement
Proposal 1 Election of Directors

	Michael Severino, M.D.	AGE: 60 DIRECTOR SINCE 2020

Chief Executive Officer of Tessera Therapeutics, Inc.

EXPERIENCE
Tessera Therapeutics, Inc., a
biotechnology company (2022-Present)
•Chief Executive Officer
AbbVie Inc., a pharmaceutical company
(2014-2022)
•Vice Chairman and President
•Executive Vice President, Research
& Development
•Chief Scientific Officer
Amgen, Inc., a global biotechnology
company (2004-2014)
•Senior Vice President, Global
Development
•Chief Medical Officer

EDUCATION
•M.D. from Johns Hopkins University
•Residency and Fellowship Training at
Massachusetts General Hospital and
Harvard Medical School
•Bachelor’s Degree in Biochemistry from
the University of Maryland
VALUE TO OUR BOARD
The Board benefits from Dr. Severino’s
extensive leadership experience, including as
a chief executive officer, and his current and
past experience in research and development
and corporate strategy for leading companies
focused on developing life-saving therapies
for patients.
OTHER PUBLIC COMPANY BOARDS
•Viatris, Inc. (2025-Present)

COMMITTEES Compensation & Human Resources (Chair) Science & Technology SKILLS
INDEPENDENT

19
Proposal 1 Election of Directors

	Gregory Summe	AGE: 69 DIRECTOR SINCE 2020 CHAIRMAN SINCE 2025

Founder and Managing Partner of Glen Capital Partners

EXPERIENCE
Glen Capital Partners, an investment
fund (2014-present)
•Founder and Managing Partner
Star Mountain Capital, a specialized asset
management firm (2023-present)
•Senior Advisor
NextGen Acquisition Corp I & II, publicly
traded special purpose acquisition
companies (SPACs) (2020-2021)
•Co-founder
The Carlyle Group, a leading global
investment firm (2009-2014)
•Managing Director and Vice Chairman of
Global Buyout
Goldman Sachs Capital Partners, the
private equity arm of Goldman Sachs
(2008-2009)
•Senior Advisor
PerkinElmer, a global leader in health
sciences (1998-2009)
•Chairman and Chief Executive Officer
AlliedSignal, now Honeywell International
•President of General Aviation Avionics
•President of the Aerospace
Engines Group
•President of the Automotive
Products Group
McKinsey & Co.
•Partner

EDUCATION
•MBA with distinction from The Wharton
School of the University of Pennsylvania
•Master’s Degree in Electrical Engineering
from University of Cincinnati
•Bachelor’s Degree in Electrical
Engineering from University of Kentucky
VALUE TO OUR BOARD
The Board benefits from Mr. Summe’s
extensive leadership experience in key
industries, including life sciences and applied
materials, and his expertise in strategy,
international business transactions, mergers
and acquisitions and operations.
OTHER PUBLIC COMPANY BOARDS
•GRAIL, Inc. (2024-present)
•Chair
•NXP Semiconductors (2015-present)
•Wheels Up Experience, Inc.
(2024-present)
•State Street Corporation (2001-2025)
•Virgin Orbit Holdings, Inc. (2021-2023)

INDEPENDENT COMMITTEES Nominating & Governance (Chair) Compensation & Human Resources SKILLS
INDEPENDENT

20	2026 Proxy Statement

Corporate Governance
Our success is built and sustained by the trust we have earned from our customers, suppliers, distributors, associates, business partners and investors. Part of this trust stems from our commitment to good corporate governance. The framework for our governance practices is found in our Corporate Governance Guidelines, which outline the operating principles of our Board of Directors and the composition and working processes of our Board and its committees. The
Nominating and Governance Committee periodically reviews our Corporate Governance Guidelines and developments in corporate governance and periodically recommends proposed changes to the Board for approval.
Board and Governance Highlights

BOARD MEMBERSHIP AND PARTICIPATION

  Directors are expected to spend the time needed and meet as often as necessary to discharge their responsibilities properly.
  Directors are expected to make every effort to attend all
meetings of the Board, meetings of the committees of which
they serve, and any meeting of stockholders.
  Directors generally may not serve on more than five public company boards (including Avantor’s Board).

  Members of the Audit and Finance Committee
generally may not serve on more than three public
company audit committees (including Avantor’s Audit
and Finance Committee).
  Directors who also serve as executive officers or in
equivalent positions generally should not serve on
more than two public company boards (including
Avantor’s Board).

PROHIBITIONS AGAINST SHORT SALES, HEDGING, MARGIN ACCOUNTS AND PLEDGING

Our Insider Trading Policy contains restrictions applying to all directors, officers and employees that, among other things:

  Prohibit short sales of Avantor securities and derivative or speculative transactions in Avantor securities;
  Prohibit the use of financial instruments (including prepaid variable forward contracts, equity swaps, collars and
exchange funds) that are designed to hedge or offset any
decrease in the market value of Avantor securities; and
Prohibit holding Avantor securities in margin accounts or pledging Avantor securities as collateral for a loan.

ROBUST STOCKHOLDER RIGHTS

  Directors are elected under a “majority voting” standard in uncontested elections. Directors who do not receive the
requisite votes for re-election must resign, subject to
acceptance of such resignation by the Board.
  Each stockholder, or a group of up to 20 stockholders, that has continuously owned for three years at least 3% of our
outstanding common shares, may nominate and include in the
annual meeting proxy materials up to the greater of two
directors or 20% of the number of directors serving on the
Board, if the stockholder(s) and the nominee(s) meet the
requirements specified in our fourth amended and restated
bylaws ("bylaws").

  We do not currently have a rights plan (or "poison
pill") in place.
  Future action by stockholders to alter, amend or
repeal our fourth amended and restated certificate of
incorporation can be approved by the affirmative
vote of a majority of the outstanding stock entitled to
vote thereon, and if applicable, a majority of the
outstanding stock of each class entitled to vote
thereon as a class.
  Stockholders of record who own common shares
representing at least 20% of the relevant voting
power continuously for at least one year can call a
special meeting of stockholders, subject to certain
requirements.

21
Corporate Governance
The Structure and Role of the Board of Directors
Board Leadership Structure
Following a deliberate, disciplined succession planning process, in 2025 the Board announced two leadership transitions for the roles of non-executive Chairman and President and CEO.

Gregory Summe Non-executive Chairman since January 1, 2026	Emmanuel Ligner President and CEO since August 18, 2025

Avantor’s Board is led by Gregory Summe, a non-executive Chairman who assumed that role at the beginning of January
2026 when Jonathan Peacock retired from the Board after almost nine years of service. The Board believes that it is in the best interest of the Company and its stockholders for Mr. Summe to serve as Chairman of the Board due to his extensive experience in the life sciences and applied materials sector and his expertise in strategy, international business transactions, mergers and acquisitions and operations.
We believe that having an independent, non-executive Chairman emphasizes the importance of the Board’s objectivity and independence from management and best promotes the effective functioning of the Board’s oversight role. In addition, this structure allows Mr. Ligner to focus on the day-to-day management of the business and on executing our strategic priorities.
Mr. Summe’s responsibility is to ensure that our Board functions properly and to work with our President and Chief Executive
Officer to set the Board’s agenda. We expect him to facilitate communications among our directors and between the Board and senior management. While Mr. Summe provides independent leadership, he also works closely with our Chief Executive
Officer to ensure that our directors receive the information that they need to perform their responsibilities, including discussing and providing critical review of the matters that come before the Board and assessing management’s performance.
Although we believe that the separation of the Chairman and Chief Executive Officer positions is appropriate corporate governance for us at this time, our Board believes that the Company and stockholders are best served by maintaining the
Board’s flexibility to determine whether and when the Chairperson and CEO positions should be separate or combined to provide the appropriate leadership. If the two roles were combined, or the role of Chair was held by another director who is not independent, the independent directors would elect an independent Lead Director who would have robust responsibilities described in our Corporate Governance Guidelines.
The Board’s Oversight of Strategy
The Board is deeply engaged and involved in overseeing Avantor’s long-range strategy, including evaluating key market opportunities, customer and supplier trends, and competitive developments. The Board also oversees aspects of our corporate sustainability and governance initiatives that relate to our strategy. The Board’s oversight of risk is another integral component of the Board’s oversight and engagement on strategic matters. Strategy-related matters are regularly discussed at Board meetings and, when relevant, at committee meetings. We also dedicate at least one Board meeting every year to an even more intensive review and discussion of the Company’s strategic plan. Matters of strategy also inform committee-level discussions of many issues, including enterprise risk. Engagement of the Board on these issues and other matters of strategic importance continues in between meetings, including through updates to the Board on significant items and discussions between the CEO and our Chairman on a periodic basis. Each director is expected to bring to bear their own talents, insights, and experiences to these strategy discussions.

22	2026 Proxy Statement
Corporate Governance
The Board’s Role in Risk Oversight
While senior management has primary responsibility for managing risk, the Board has responsibility for risk oversight. As shown below, specific risk areas are delegated to relevant Board committees, who report on their deliberations to the full
Board.

Board of Directors

•Oversee Avantor’s risk governance framework, including an enterprise-wide culture that supports appropriate risk awareness and identification, escalation and management of risk
•Integrity, ethics and compliance with our Code of Ethics and Conduct
•General strategic and commercial risks
•M&A transactions, including execution and integration, and the M&A competitive landscape
•Legal risks such as those arising from litigation and environmental and intellectual property matters

Audit and Finance Committee	Compensation and Human Resources Committee

•Coordination of work between Avantor’s internal
and external auditors
•Accounting, controls and financial disclosure
•Avantor’s Enterprise Risk Management
(“ERM”) program
•Cybersecurity risk, including our information
security framework, threat assessment, response
readiness and training efforts
•Tax and liquidity management

•Compensation structure and programs
•Management succession planning
•Associate engagement initiatives
•Talent selection, leadership development and
performance reviews
•Workplace culture
•Workplace health, safety and well-being

Science and Technology Committee	Nominating and Governance Committee

•Avantor’s scientific and technological innovation strategies •Research and development plans and goals •Avantor’s Scientific Advisory Board	•Governance structures and process •Board organization, independence and structure •Board succession and effectiveness •Sustainability initiatives

Management

Responsible for the identification, assessment and management of risks through our ERM program

23
Corporate Governance
Enterprise Risk Management
The Board uses the ERM program as a key tool for understanding the inherent risks facing Avantor and assessing whether management’s processes, procedures and practices for mitigating those risks are effective. The ERM assessment, which is led by our internal ERM function, evaluates key risks related to strategies, finances, operations, compliance, personnel and external factors.  The ERM approach encourages collaborative and constructive communication; facilitates effective tracking, testing, planning and goal setting for key risks; and enhances preparedness for senior leaders and the Board in addressing emerging risks and opportunities.
In 2025, the ERM program included consideration of risks in six distinct risk categories and seventeen key risks overall.
Each key risk has an Executive Leader assigned as the risk owner, and each risk deemed to be the highest risk receives additional ongoing oversight.
Both the Audit and Finance Committee and the Board review the results of the annual ERM assessment. During the reviews, Avantor’s Senior Director of ERM, partnering with each Executive Leader risk owner, presents the results of the
ERM assessment in a manner designed to provide full visibility into the risks facing Avantor and how management is mitigating those risks, thereby enabling the Board to effectively exercise its oversight function. To facilitate continued
monitoring and oversight by the Board, key risk areas identified during the ERM process and management’s associated mitigation activities become part of Board and/or committee meeting agendas for the following year.
The Board’s Oversight of Corporate Sustainability Matters
Considering the wide range of sustainability concerns relevant to a company of our size and scale, responsibility for overseeing these matters is distributed across the Board and its committees:

Responsible Party	Oversight Areas for Corporate Sustainability Matters
Full Board	Sustainability governance, strategy and risks (through oversight of strategic risks)
Audit and Finance Committee	•Ethics and compliance •Product quality and safety •Data privacy and security
Compensation and Human Resources Committee	•Talent selection, leadership development and performance review •Workplace initiatives and progress •Employee relations •Workplace culture •Workplace health, safety and well-being
Nominating and Governance Committee	•Governance structures and processes •Board organization, independence and structure •Board succession and effectiveness •Sustainability, corporate responsibility and citizenship matters
At the management level, our sustainability matters are led and coordinated by our Vice President, Global Sustainability and Impact and Senior Vice President, Global Communications and Branding. These individuals regularly engage with the
Board’s Nominating and Governance Committee. The Vice President, Global Sustainability and Impact is responsible for matters including, but not limited to:
•regularly assessing priorities to identify the most significant topics for our stakeholders;
•working closely with senior leaders to integrate sustainability-related priorities into our business operations; and
•establishing and managing sustainability-related goals, as well as overseeing the collection, measurement and reporting of corporate sustainability data.

24	2026 Proxy Statement
Corporate Governance
Committees of the Board
The Board has four standing committees: Audit and Finance, Compensation and Human Resources, Nominating and
Governance, and Science and Technology. The information below sets forth the members of each committee as of March
13, 2026.
Committee Charters
Our Audit and Finance, Compensation and Human Resources, Nominating and Governance and Science and Technology
committee charters are available on the investor relations portion of our website at www.avantorsciences.com under
“Investors: Governance.” These charters are reviewed by the various committees at least annually, and more frequently if appropriate in light of emerging practices. Charters may be revised upon recommendation to and approval by the Board.

25
Corporate Governance
Audit and Finance Committee
Our Audit and Finance Committee is responsible for, among other things:
•selecting and hiring our independent auditors, and approving the audit and non-
audit services they will perform;
•assisting the Board of Directors in evaluating the qualifications, performance and independence of our independent auditors;
•assisting the Board of Directors in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;
•reviewing the adequacy and effectiveness of our internal control over financial reporting processes;
Joseph Massaro (Chair)
•reviewing with management and our independent auditors our annual and quarterly financial statements;
•establishing procedures for the receipt, retention and treatment of complaints received by Avantor regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
Juan Andres
•overseeing the Company’s internal audit function;
•preparing the audit committee report that the Securities and Exchange
Commission (the “SEC”) requires in our annual Proxy Statement; and
•reviewing related-party transactions.
Our Audit and Finance Committee consists of Messrs. Massaro, Andres,
Simon Dingemans*
Dingemans and Mehra, Dame Louise and Ms. Murthy, with Mr. Massaro serving as chair.
All members of the Audit and Finance Committee have been determined to be
“independent,” consistent with our Audit and Finance committee charter, Corporate
Governance Guidelines, SEC rules and the New York Stock Exchange (“ NYSE”)
listing standards applicable to boards of directors in general and audit committee
Dame Louise Makin
members in particular. The Board has also determined that each of the members of the Audit and Finance Committee is “financially literate” within the meaning of the
NYSE listing standards. In addition, the Board has determined that
Messrs. Massaro and Dingemans and Ms. Murthy qualify as “audit committee financial experts,” as defined by applicable SEC regulations. No committee member currently sits on more than two other public company audit committees.
Sanjeev Mehra*
Mala Murthy
8
Meetings in
2025
*Messrs. Dingemans and Mehra joined the committee in February of 2026.

26	2026 Proxy Statement
Corporate Governance
Compensation and Human Resources Committee
The Compensation and Human Resources Committee is responsible for, among other things:
•reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals and objectives, and, together with the other independent directors (as directed by the Board of Directors), determining and approving our CEO’s compensation level based on such evaluation;
•reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of our other executive officers, including annual base salary, bonus, equity-based incentives and other benefits;
Michael Severino (Chair)
•overseeing the Company’s savings, retirement, health and welfare plans;
•reviewing the Company’s management development and succession planning process;
•reviewing and making recommendations to our Board of Directors with respect to the compensation of our directors; and
•reviewing and making recommendations with respect to our equity compensation
Lan Kang
plans.
The Compensation and Human Resources Committee has sole authority to retain or terminate any compensation consultant or other advisor used to evaluate senior executive compensation and may form and delegate authority to subcommittees when appropriate. The Compensation and Human Resources Committee also
Gregory Lucier
approves all engagements and services to be performed by any consultants or advisors to the Compensation and Human Resources Committee. To assist the
Compensation and Human Resources Committee in discharging its responsibilities, the committee has retained an independent compensation consultant—Frederic W.
Cook & Company (“FW Cook”). FW Cook reports directly to the Compensation and
Human Resources Committee. For more information about the independence of the
Compensation and Human Resources Committee’s consultant, refer to
Sanjeev Mehra*
“Compensation Discussion and Analysis — Compensation Philosophy & Objectives
— How We Make Compensation Decisions — Guidance from the Independent
Compensation Consultant.” For more information on the responsibilities and activities of the Compensation and Human Resources Committee, including its processes for determining executive compensation, see “Executive Compensation
— Compensation Discussion and Analysis.”
Gregory Summe
Our Compensation and Human Resources Committee consists of Messrs.
5
Meetings in
2025
Severino, Lucier, Mehra and Summe and Ms. Kang, with Mr. Severino serving as chair.
All members of the Compensation and Human Resources Committee have been determined to be “independent,” consistent with our Compensation and Human
Resources Committee Charter, Corporate Governance Guidelines, SEC rules and the NYSE listing standards applicable to boards of directors in general and compensation committee members in particular. In addition, all members qualify as
“non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.
*Mr. Mehra joined the committee in February of 2026.

27
Corporate Governance
Nominating and Governance Committee
The Nominating and Governance Committee is responsible for, among other matters:
•assisting our Board of Directors in identifying prospective director nominees and recommending nominees to the Board of Directors;
•overseeing the evaluation of the Board of Directors and management;
•identifying best practices and recommending corporate governance principles;
•reviewing developments in corporate governance practices and developing a set of corporate governance guidelines;
•recommending members for each committee of our Board of Directors; and
Gregory Summe (Chair)
•overseeing sustainability and corporate responsibility.
Our Nominating and Governance Committee consists of Messrs. Summe,
Carethers, Lucier, Massaro and Dame Louise.
John Carethers
Gregory Lucier
Dame Louise Makin
Joseph Massaro*
3
Meetings in
2025
*In 2026, Mr. Lucier succeeded Mr. Summe as the committee chair and Mr. Massaro joined the committee.

28	2026 Proxy Statement
Corporate Governance
Science and Technology Committee
The Science and Technology Committee is responsible for, among other matters:
•reviewing and evaluating the Company’s scientific and technological innovation strategies and research and development plans and goals, including with respect to its capital allocation, business development and acquisition priorities;
•reviewing and evaluating the Company’s performance relating to its research and development plans and goals;
•identifying and discussing significant emerging science and technology trends, including their potential impact on the Company’s scientific and technological innovation strategies and research and development goals;
•assessing the competitive position of the Company’s intellectual property
Juan Andres (Chair)
portfolio; and
•assisting management in overseeing the Company’s Scientific Advisory Board.
Our Science and Technology Committee consists of Messrs. Andres, Carethers, and
Severino, with Mr. Andres serving as chair.
John Carethers
Michael Severino
4
Meetings in
2025

29
Corporate Governance
Board Policies and Practices
Board and Committee Evaluations
The Board of Directors annually assesses the effectiveness of the full Board, the operations of its committees, and the contributions of director nominees. The Nominating and Governance Committee oversees the evaluation of the Board as a whole and its committees, as well as individual evaluations of those directors who are being considered for possible re-
nomination to the Board. In 2025, the evaluation was conducted by an experienced outside facilitator who interviewed all members of the Board as well as some certain members of members from executive leadership.  Feedback gathered by the facilitator was then shared with the Nominating and Governance Committee as well as the full Board.
Director Independence and Independence Determinations
The Board reviews the independence of all directors at least annually. Our Corporate Governance Guidelines define an
“independent” director in accordance with Section 303A.02 of the NYSE Listed Company Manual. Moreover, under our
Corporate Governance Guidelines and NYSE rules, a director is not independent unless the Board affirmatively determines that they do not have a material relationship with us or any of our subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with us or any of our subsidiaries). Members of our Audit and Finance Committee and Compensation and Human Resources Committee are subject to enhanced independence requirements under SEC rules and NYSE listing standards.
If a director has a relationship with Avantor that is relevant to their independence and is not addressed by the objective tests set forth in the NYSE independence definition, including any relationship described under “Certain Relationships and
Related Person Transactions” below, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material.
The Board has affirmatively determined that every director except Mr. Ligner, our CEO, and Mr. Stubblefield, our former
CEO, is independent under the guidelines for director independence set forth in our Corporate Governance Guidelines and the applicable NYSE listing standards, including with respect to committee memberships where applicable.
Executive Sessions
To ensure free and open discussion and communication among the non-management directors of the Board, the non-
management directors meet in executive session at most Board meetings. The Chairman presides at the executive sessions.
Board Meetings and Attendance
The Board met seven times in 2025, including regularly scheduled and special meetings. Each director attended 75% or more of the aggregate of all meetings of the Board and the committees on which they served during 2025 with the exception of Mr. Ligner who was unable to attend a special meeting of the Board due to a prior commitment and, as a result, attended 67% of all meetings.
Under Avantor’s Corporate Governance Guidelines, all directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and any meeting of stockholders. Directors are encouraged to attend these meetings in person, but may also attend by telephone or video conference.

30	2026 Proxy Statement
Corporate Governance
Director Orientation and Continuing Education
Directors receive an in-depth orientation to Avantor upon joining the Board and continue to receive ongoing education and training aligned with our business and industry.

New Director Orientation
Each new director participates in an orientation program covering:
•Avantor’s governance documents, including our: Certificate of Incorporation, Bylaws,
Committee Charters, Corporate Governance Guidelines and director and officer
Insurance details;
•Avantor’s key policies, such as our: Code of Conduct, Director Compensation Policy,
Insider and Related Party Transactions Policies, Whistleblower Policy, Clawback Policy
and Global Disclosure Standard; and
•Meetings with senior leaders to discuss: business and strategy, significant financial matters, information technology and security, legal, quality and regulatory matters, the ethics and compliance program and workforce management approach.

Continuing Director Education
To keep our Board informed, we deliver ongoing education and training sessions during the year, guided by director and executive input and focused on developments and emerging risks relevant to our business. Ongoing director education may include:
•Expert-led presentations on a variety of topics;
•Management briefings covering the company’s business, services, products, industry trends and key current and emerging risks; and
•Guided tours of company facilities.
In 2025, we hosted outside experts to present during Board meetings on topics related to the current macroeconomic and political environment and the impacts to our company and industry.

31
Corporate Governance
Stockholder Engagement Program
Our Annual Engagement Process
We believe that meeting with stockholders and other key stakeholders provides our Board and leadership team with valuable insights into important issues impacting our business.  We have developed a robust stockholder engagement program that enables us to share important business updates and solicit stockholder feedback on key issues.
We engage with stockholders and other market participants throughout the year through a variety of channels, including quarterly earnings discussions, investor conferences and investor meetings. We meet with analysts, portfolio managers, proxy voting teams and other key market participants. Engagements with stockholders can cover a variety of topics, including financial performance and corporate strategy. Importantly, our governance-focused stockholder engagement program enables us to better connect with stockholders on issues that are not regularly addressed through traditional investor relations channels, such as corporate governance, executive compensation and sustainability.
Engagements are led by members of our senior management team and, in connection with our governance-focused stockholder engagement program, have also included participation from independent directors from our Board.  The senior leadership team and Board regularly review stockholder feedback and consider it when evaluation our governance practices and long-term strategic priorities.

Year-round Stockholder Engagement Throughout quarterly earnings, conferences and investor meetings
Summer	Fall	Winter	Spring

•Review Annual Meeting results and engagement feedback with senior management team and Board •Begin preparations for fall engagement	•Conduct “off-season” engagements with investors, covering a wide variety of governance and sustainability-related topics	•Review “off-season” feedback from investors •Prepare Annual Report and Proxy Statement	•Conduct “in-season” conversations with investors on specific proxy ballot items •Host Annual Meeting •Release Sustainability Report

32	2026 Proxy Statement
Corporate Governance
Our 2025 Engagement Efforts
2025 was a pivotal year for Avantor on many fronts and was an important year for strengthening our relationships with our stockholders. Over the course of the year, we met with stockholders representing a significant portion of our shares outstanding.
Governance-oriented engagements are led by members of our senior leadership team, including representatives from investor relations, legal, HR, and sustainability. Our new Board Chairman and Chair of our Nominating and
Governance Committee, Gregory Summe, participated in discussions with many of our top stockholders.

WE ENGAGED WITH INVESTORS REPRESENTING

74% of shares outstanding in 2025
Our discussions over the past year covered a wide range of topics. Key areas of focus included:
•Strategic and operational priorities, including Avantor Revival
•Financial performance and capital allocation priorities
•Key leadership appointments, including our CEO transition and new COO
•Board composition and refreshment
•Board Chairman transition
•Executive compensation practices
•Sustainability priorities and progress
The senior leadership team and Board appreciate the relationship with our stockholders and will continue to thoughtfully review the feedback provided through this process.
For more information on our stockholder engagement efforts with respect to last year’s say-on-pay vote and executive compensation, see “Executive Compensation — Compensation Discussion and Analysis — 2025 Say-on-Pay and
Stockholder Engagement.”
Governance Documents
Our Corporate Governance Guidelines, committee charters, Code of Ethics and Conduct, and other corporate governance materials are available on the investor relations portion of our website at www.avantorsciences.com under “Investors:
Governance.” Any stockholder also may request them in print, without charge, by contacting the Corporate Secretary:
Avantor Inc., Corporate Secretary’s Office, Radnor Corporate Center, Building One, Suite 200, 100 Matsonford Road,
Radnor, PA 19087.
Committee Charters and Corporate Governance Guidelines
Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe the
Board’s views on a wide range of governance topics. Our Corporate Governance Guidelines and committee charters are reviewed not less than annually by the various committees and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board.

33
Corporate Governance
Code of Ethics and Conduct
We have a written Code of Ethics and Conduct that applies to all of the directors, officers and employees, including our
President and Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other senior executive officers.
Our Code of Ethics and Conduct sets forth policies and expectations on a number of topics, including conflicts of interest, compliance with laws, use of company assets, and our business practices.
Were we to amend or waive any provision of our Code of Ethics and Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, or any person performing similar functions, we intend to satisfy our disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on our website at
www.avantorsciences.com rather than by filing a Form 8-K. In the case of a waiver for an executive officer or a director, the required disclosure will also be made available on our website.
Communications with Directors
The Board of Directors welcomes input and suggestions. Stockholders and other interested parties may contact the Board and our Chairman by sending a written communication by mail to Avantor, Inc., Corporate Secretary’s Office, Radnor
Corporate Center, Building One, Suite 200, 100 Matsonford Road, Radnor, PA 19087.
Communications addressed to the Board generally or to one or more specific Board members are promptly distributed as addressed unless a communication is considered to be improper for submission to the intended recipient or recipients.
Examples of communications that would presumptively be deemed improper for submission include solicitations, communications that raise grievances that are personal to the sender, communications that relate to the pricing of the
Company’s products or services, communications that do not relate directly or indirectly to the Company, and communications that are frivolous in nature.
Certain Relationships and Related
Person Transactions
The Board of Directors has adopted a written Related Person Transaction Policy to assist it in reviewing, approving and ratifying transactions with related persons where the amount involved exceeds $120,000 and to assist us in the preparation of related disclosures required by the SEC. This Related Person Transaction Policy supplements our other policies that may apply to transactions with related persons, such as our Corporate Governance Guidelines and Code of
Ethics and Conduct.
Under our Related Party Transaction Policy, our Audit and Finance Committee is responsible for the review, approval and ratification of “related person transactions” between us and any related person. “Related party transactions” include any transaction by the Company with a company or other entity that employs a “related party,” or in which a “related party” has a material ownership or financial interest. Under SEC rules, a related person is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last fiscal year or an immediate family member of any of the foregoing.
In the course of its review of a related-person transaction, the Audit and Finance Committee will consider:
•the nature of the related person’s interest in the transaction;
•the material terms of the transaction, including the amount involved and type of transaction;
•the importance of the transaction to the related person and to our Company;
•whether the transaction would impair the judgment of a director or executive officer to act in Avantor’s best interest and the best interests of our stockholders; and
•any other matters the Audit and Finance Committee deems appropriate.

34	2026 Proxy Statement
Corporate Governance
Each director and officer completes a questionnaire at the end of each fiscal year to confirm that there are no material relationships or related person transactions between such individual and the Company other than those previously disclosed to Avantor. This annual process ensures that all material relationships and related person transactions are identified, reviewed and disclosed in accordance with applicable policies, procedures and regulations.
Any member of the Audit and Finance Committee who is a related person with respect to a transaction under review will not participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.
Arrangements with Our Directors and Officers
We have certain agreements with our directors and officers that are described in the sections entitled “Director
Compensation” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2025”
elsewhere in this Proxy Statement.
We entered into indemnification agreements with our officers and directors. These agreements and our bylaws will require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The indemnification provided under the indemnification agreements will not be exclusive of any other indemnity rights. Insofar as our agreements may permit indemnification to directors for liabilities arising under the
Securities Act, we have been informed that in the opinion of the SEC such indemnification is against public policy and may be unenforceable.
In the normal course of business, we purchase services, supplies, and equipment from many suppliers and sell goods and services to many customers. In some instances, these transactions occur with companies with which members of our
Board have relationships as executive officers. For transactions entered into during 2025, no related person had or will have a direct or indirect material interest.
While not required under the Related Person Transaction Policy, the Board reviewed overall spending with Tessera
Therapeutics, where Dr. Severino serves as Chief Executive Officer; GRAIL, Inc., where Mr. Summe serves as the chair of the board; UCB, where Mr. Peacock serves as the chair of the board; Lonza Group, where Mr. Andres serves as a director, and the University of California San Diego, where Dr. Carethers serves as the Vice Chancellor for Health
Sciences.
Commitment to Sustainability
Avantor's Science for Goodness sustainability strategy is a key part of our commitment to deliver long-term value to our customers, associates, suppliers, communities and stockholders. This platform aims to foster a culture of belonging, promote innovation for a sustainable future, support and strengthen our communities, and add value to Avantor. As our customers look to us to support their sustainability goals, we are embedding sustainable practices throughout our operations to reduce our greenhouse gas emissions and resource use, provide more environmentally preferable products for our customers, and ensure a responsible and resilient supply chain.
Science for Goodness: Our Approach to Sustainability
Avantor sets sustainability strategy and reporting priorities by understanding our stakeholders’ expectations, surveying the evolving reporting landscape and prioritizing strategies that drive long-term value for the Company and stakeholders.  Our impact and purpose are centered on four key commitment pillars aligned with the following UN Sustainable Development
Goals: Good Health & Wellbeing, Quality Education, Industry, Innovation and Infrastructure, Reduced Inequalities, and
Responsible Consumption and Production.

35
Corporate Governance
Throughout 2026, we advanced our corporate sustainability strategy across each of these four pillars.

Pillar	Goal	Spotlights on Progress

People and Culture	•Expand associate engagement opportunities. •Achieve top health & safety performance.
•Grew Associate-Centric Team (ACT), or employee resource
group, engagement with our frontline associates with a 53%
increase in on-site events and activities.
•Our ACTs are open to all associates, with 31% of our total
workforce participating in one or more ACTs.
•Advanced associate career growth with a 33% increase in use of tools that enrich development conversations and recommend mentor connections--resulting in improved associate
engagement and growth sentiment.
•Achieved total recordable incident rate (TRIR) of 0.29, a 42%
reduction from the 2020 baseline and continuing to place us
in the top quartile for safety performance in our
relevant industries.

Innovation and Environment	By 2030: • Reduce absolute Scope 1 and 2 emissions by 50%* •Reduce absolute Scope 3 emissions by 25%* *from a 2020 baseline
•Met our annual Scope 1 and 2 GHG emissions reduction target.
•Near-term climate targets verified by the Science-based Target
Initiative (SBTi).
•Achieved LEED ID+C Silver Certification for our expanded
Bridgewater Innovation Center in New Jersey.
•Offer 40,000+ items through our Environmentally Preferable
Products Program globally.

Community Engagement	•Increase associate volunteer hours. •Improve global access to STEM education and healthcare.
•Associates volunteered more than 25,000 hours through our
corporate sponsored events, Dollars for Doers program and
Volunteer Time Off benefits. This represents an increase of over
30% from prior year.
•Grew unique associate participation in our matching and
volunteerism programs to 32% globally.

Governance and Integrity	•Expand Avantor's Responsible Supplier Program.
•Achieved Ecovadis Bronze rating for third year in a row.
•60% of suppliers by spend enrolled in the Avantor Responsible
Supplier Program, which ensures Avantor suppliers are well-
positioned to help us meet the sustainability challenges of
the future.
•50% of suppliers by emissions have set climate targets.

36	2026 Proxy Statement
Corporate Governance
Reporting
Our annual Avantor Corporate Sustainability Report, released in June 2025, is available on our website. The 2025 report outlines progress made on our four sustainability pillars and highlights how our associates are helping to advance Science for Goodness. Our corporate sustainability reports continue to include the Sustainability Accounting Standards Board’s
(SASB) reporting disclosure for the Medical Equipment & Supplies, Biotechnology & Pharmaceuticals, and Chemicals
industries, and the information called for by the Task Force for Climate Disclosure. We also continue to disclose climate strategies and metrics through CDP Climate Questionnaire (formerly Carbon Disclosure Project). For more information on our sustainability goals, see our website, www.avantorsciences.com, under “About: Sustainability.”

37

Director Compensation
Our director compensation program is designed to attract and retain qualified non-employee directors. With assistance from FW Cook, we developed a market-based program that aligns director compensation with the compensation paid by our peers. For more information about our peer companies, see “Compensation Philosophy & Objectives — How We
Make Compensation Decisions — Benchmarking.” Our Compensation and Human Resources Committee reviews non-
employee director compensation regularly to confirm that it appropriately addresses the time, effort, expertise, and accountability required of active board membership.
Director Fees
Our director compensation program provides for an annual cash retainer plus an annual equity award of restricted stock units. Additional retainers are paid for service on certain committees and for chairing the Board or one of its committees.

Compensation Element	$
Annual Cash Retainer	95,000
Annual Equity Award	210,000
Chairman Cash Retainer	170,000
Committee Chair Cash Retainer
Audit and Finance Committee	25,000
Compensation and Human Resources Committee	20,000
Nominating and Governance Committee	15,000
Committee Member (excluding Committee Chair) Cash Retainer
Audit and Finance Committee	12,500
Compensation and Human Resources Committee	10,000
Nominating and Governance Committee	7,500
Director cash retainers are paid quarterly in arrears. Director equity awards are issued in restricted stock units on the date of the annual meeting and vest in full one year later. If a director has continuously provided service to us upon the occurrence of a change in control prior to a vesting date, all of the director’s then-unvested restricted stock units will vest.
The annual equity-based retainer will be pro-rated for partial years of service.
Eligible directors also are entitled to receive reimbursement for reasonable travel, lodging and other expenses that they properly incur in connection with their functions and duties as a director.
Deferred Compensation
Non-employee directors have the option of deferring the receipt of their annual equity compensation. Pursuant to our deferred compensation plan, deferrals of common stock are adjusted to reflect the hypothetical reinvestment in additional shares of common stock for any dividends or other distributions on common stock during the deferral period. A non-
employee director may elect to have their deferred amounts paid after five years, ten years or at the termination of Board service.
The following table provides summary information concerning the compensation of the non-employee members of our
Board of Directors for the year ended December 31, 2025. The compensation paid to Messrs. Stubblefield and Ligner is presented in the Summary Compensation Table and the other compensation tables below. During 2025, Messrs.
Stubblefield and Ligner did not receive additional compensation for their services as directors.

38	2026 Proxy Statement
Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Juan Andres	107,500	209,988	—	317,488
John Carethers	102,500	209,988	—	312,488
Lan Kang	105,000	209,988	—	314,988
Gregory T. Lucier(4)	26,413	124,849	—	151,262
Dame Louise Makin	110,496	209,988	12,099	332,583
Joseph Massaro	120,000	209,988	—	329,988
Sanjeev Mehra(4)	7,228	88,602	—	95,830
Mala Murthy	107,500	209,988	—	317,488
Jonathan Peacock(5)	272,500	209,988	—	482,488
Michael Severino	115,000	209,988	—	324,988
Gregory Summe	120,000	209,988	—	329,988
(1)Amounts reflect the director’s cash retainer earned for 2025.
(2)Amounts reflect the grant date fair value of restricted stock units granted under the 2019 Equity Incentive Plan, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock
Compensation (“Topic 718”) disregarding the effects of estimated forfeitures. The assumptions made in the valuation of our equity awards are found in Note 18 to our audited financial statements included in our Annual Report on Form 10-K for the year ended
December 31, 2025. As of December 31, 2025, each of the following non-employee directors held the following unvested restricted stock units: Mr. Andres—17,100; Dr. Carethers—17,100; Ms. Kang—17,100; Mr. Lucier—8,736; Dame Louise—17,100; Mr. Massaro
—17,100; Mr. Mehra—8,106; Ms. Murthy—17,100; Mr. Peacock—17,100; Dr. Severino—17,100; Mr. Summe—17,100.
(3)Includes $12,099 paid to Ernst & Young on behalf of Dame Louise to support tax preparation.  This amount was converted from
British Pounds Sterling to U.S. dollars based on the exchange rate as of the close of business on December 31, 2025 (1.3444).
(4)Mr. Lucier and Mr. Mehra joined our Board in October 2025 and December 2025, respectively.
(5)Mr. Peacock retired from our Board effective December 31, 2025. In connection with Mr. Peacock’s departure from our Board, the restricted stock units that he was awarded in 2025 were forfeited.
Stock Ownership Guidelines
We have adopted equity ownership guidelines for our non-employee directors in order to better align their financial interests with those of our stockholders. Each non-employee director must own shares of Avantor common stock in an amount equal to five times (5x) his or her base annual cash retainer (excluding additional annual cash retainers for service as the Chairman of the Board of Directors, lead independent director, committee chairpersons and committee members).
Directors are required to achieve the applicable level of ownership within five years of joining our Board. As of
December 31, 2025, all of our non-employee directors were either in compliance with the stock ownership guidelines or had not yet completed their fifth year of service.

39
Stock Ownership Information

Stock Ownership Information
Avantor Stock Ownership
The following table sets forth information regarding the beneficial ownership of shares of our common stock as of March 2,
2026 by:
(1)each individual or entity known by us to beneficially own more than 5% of our outstanding common stock,
(2)each of our named executive officers,
(3)each of our directors, and
(4)all of our directors and our current executive officers as a group.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Unless otherwise set forth in the footnotes below, (i) each beneficial owner possesses, to our knowledge, sole voting and investment power with respect to the shares listed, subject to community property laws where applicable, and (ii) the address of each beneficial owner is c/o Avantor, Inc., Radnor Corporate Center, Building One, Suite 200, 100 Matsonford
Road, Radnor, PA 19087.

40	2026 Proxy Statement

Name of Beneficial Owner	Shares beneficially owned	Percent of total common stock(1)
Greater than 5% stockholders:
Dodge & Cox(2)	117,433,484	17.4%
BlackRock, Inc.(3)	59,049,575	8.7%
The Vanguard Group, Inc.(4)	65,344,584	9.7%
Named executive officers and directors:
Emmanuel Ligner	87,500	*
R. Brent Jones	266,862	*
Benoit Gourdier	115,107	*
Claudius Sokenu	84,905	*
Corey Walker	73,554	*
Michael Stubblefield(5)	7,680,907	1.1%
Juan Andres	48,380	*
John Carethers	28,758	*
Simon Dingemans	—	*
Lan Kang	30,215	*
Gregory Lucier(6)	50,000	*
Louise Makin	4,770	*
Joseph Massaro	35,038	*
Sanjeev Mehra(7)	350,000	*
Mala Murthy	27,109	*
Michael Severino	43,451	*
Gregory Summe(8)	441,011	*
All Current Executive Officers and Directors as a Group (18 persons)	1,878,386	*
*Indicates beneficial ownership of less than 1% of the outstanding shares.
(1)Applicable percentage ownership as of March 2, 2026 is based upon 676,105,751 shares of our common stock outstanding. Amounts include shares subject to stock options that are currently exercisable or are exercisable within 60 days as follows: Mr. Jones
(224,104), Mr. Gourdier (90,251), Mr. Sokenu (62,196), Mr. Walker (57,535), Mr. Stubblefield (5,907,098), and all current directors and executive officers as a group (597,685).
(2)Based on information as of June 30, 2025 set for in a Schedule 13G/A dated August 13, 2025, Dodge & Cox reported that it had sole power to vote 111,093,684 shares and sole power to dispose of 117,433,484 shares. No shared voting or dispositive powers were reported. The address for Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.
(3)Based on information as of September 30, 2025 set forth in a Schedule 13G/A dated October 17, 2025. BlackRock, Inc. reported that it had sole power to vote 56,188,076 shares, sole power to dispose of 59,049,575 shares. No shared voting or dispositive powers were reported. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)Based on information as of December 29, 2023 set forth in a Schedule 13G/A dated February 13, 2024, The Vanguard Group, Inc.
reported that it had sole power to vote 0 shares, sole power to dispose of 63,832,470 shares, shared power to vote 442,323 shares, and shared power to dispose of 1,512,114 shares. The address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA
19355.
(5)Includes (i) 545,500 shares of common stock held by The Stubblefield GST Family Trust, of which Mr. Stubblefield’s wife is the sole trustee and has voting and investment power over the shares of common stock and (ii) 487,049 shares of common stock held by a grantor retained annuity trust of which Mr. Stubblefield is the sole trustee.
(6)Includes 50,000 shares of common stock held by a trust, of which Mr. Lucier is the sole trustee and has voting and investment power over the shares of common stock.
(7)Includes 350,000 shares of common stock held by a limited liability company, of which Mr. Mehra is the managing member and has voting and investment power over the shares of common stock.
(8)Includes (i) 400,000 shares of common stock held by a trust, of which Mr. Summe is the sole trustee and has voting and investment power over the shares of common stock and (ii)18,285 shares of common stock underlying vested restricted stock units, the settlement of which has been deferred at Mr. Summe’s election pursuant to the non-employee director deferred compensation plan.

41
Stock Ownership Information
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than ten percent of our common stock to file reports with the SEC regarding their ownership of our equity securities and changes in such ownership. Based solely on our review of electronic filings made with the SEC of such reports and written representations from our executive officers and directors, we believe that our directors, officers and beneficial owners of more than ten percent of our common stock complied with their respective filing obligations under Section 16(a) during 2025, except that one Form 4 for Emmanuel Ligner was filed one day late due to a delay in obtaining EDGAR access codes.

42	2026 Proxy Statement

PROPOSAL NO. 2 Advisory Approval of Named Executive Officer Compensation	VOTE “FOR”

The Board of Directors recommends a vote “FOR” ITEM 2, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as stated in the above resolution.

The Board of Directors is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2025 compensation of our named executive officers disclosed in the Compensation Discussion and
Analysis, the compensation tables, notes and narrative in this Proxy Statement.
Our Board of Directors believes that the compensation of our executive officers is aligned with Avantor’s performance and stockholder value creation, and appropriately motivates and retains our executives. We believe our executive compensation program delivers pay that is strongly linked to performance over time.
Because the vote is advisory, the result will not be binding on the Compensation and Human Resources Committee and it
will not affect, limit or augment any existing compensation or awards. However, we value stockholder feedback and the
Compensation and Human Resources Committee will consider the outcome of the vote when designing future compensation arrangements.
The Board of Directors recommends that you approve the following resolution:
RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item
402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

43

PROPOSAL NO. 3 Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	VOTE “FOR”

The Board of Directors recommends a vote to hold future Say-on-Pay votes every ONE YEAR.

The Board of Directors is asking you to cast an advisory (non-binding) vote on how frequently stockholders should have an opportunity to vote on an advisory basis to approve the compensation of our Named Executive Officers. We are required by law to hold an advisory vote on the frequency of Say-on-Pay votes every six years. You may vote to hold the advisory vote on Say-on-Pay every one, two or three years.
We recognize that the widely adopted standard is to hold Say-on-Pay votes annually. We also acknowledge current stockholder expectations and preferences regarding having the ability to express their views on the compensation of the
Company’s Named Executive Officers on an annual basis. Accordingly, we are asking stockholders to support a frequency period of “ONE YEAR” (an annual vote) for future Say-on-Pay votes.
The Board of Directors has determined that seeking advisory approval of named executive officer compensation every year is the best approach for the Company based on a number of considerations. These considerations include that this frequency aligns with the interests of stockholders, provides more consistent and direct communication and reflects sound corporate governance principals.
Votes on the frequency for Say-on-Pay are advisory. Although your vote on this proposal does not bind the Company, the
Board will review the results of the vote and investor feedback and will continue to review the advantages and disadvantages for each of the frequencies on Say-on-Pay votes regardless of the outcome of the vote.

44	2026 Proxy Statement

Executive Compensation
Compensation Discussion and Analysis
This compensation discussion and analysis (our “CD&A”) provides an overview of our executive compensation philosophy and the material elements of compensation awarded to, earned by, or paid to our named executive officers (our “NEOs”)
with respect to the year ended December 31, 2025. For 2025, the named executive officers were:

Emmanuel Ligner Director, President and Chief Executive Officer	R. Brent Jones Executive Vice President and Chief Financial Officer	Corey Walker President, Laboratory Solutions

Benoit Gourdier Executive Vice President, Bioscience Production	Claudius Sokenu Executive Vice President, Chief Legal and Compliance Officer
Michael Stubblefield, our former Director, President and Chief Executive Officer, ceased serving in his role effective
August 18, 2025, was also a named executive officer.
This CD&A is divided into three sections:

EXECUTIVE SUMMARY

2025 Financial Highlights CEO Transition Our Executive Compensation Practices Our Compensation Philosophy and Objectives	2025 Compensation Actions for Our Named Executive Officers 2025 Say-On-Pay Vote and Stockholder Engagement

COMPENSATION PHILOSOPHY & OBJECTIVES — HOW WE MAKE COMPENSATION DECISIONS

Role of the Compensation and Human Resources Committee and our Executive Officers Guidance from Independent Compensation Consultant	Risk Assessment of Compensation Programs Benchmarking

ELEMENTS OF COMPENSATION — WHAT WE PAY AND WHY

Program Structure and Outcomes Base Salary, Performance-Based Cash Incentive Compensation, Long-Term Incentive Programs, Severance Benefits, Other Components Other Compensation Policies and Practices

45
Executive Compensation
Executive Summary
In 2025, we continued our work with customers in the life sciences and advanced technology industries, providing mission-critical products, services and technologies to enable scientific progress. We launched the Revival program and continued our focus on operational efficiency as we position Avantor for growth.

	Revenue $6.55B	Adjusted EPS* $0.90	Adjusted Net Leverage* $3.2x

2025 Financial Highlights

	Adjusted EBITDA* $1.07B	Free Cash Flow* $496M

*For information about these non-GAAP financial measurements, including reconciliations to the most directly comparable GAAP-
based financial measurements, see “Appendix A - Non-GAAP Financial Measurements.”
CEO Transition
In April 2025, Avantor determined to end the employment of Mr. Stubblefield and the parties agreed, pursuant to the
Transition Agreement, to a transition period wherein Mr. Stubblefield would remain employed as the Director, President and Chief Executive Officer until a successor was appointed and following such appointment, Mr. Stubblefield would remain a non-executive employee advisor until February 28, 2026, to facilitate a smooth transition.
On July 21, 2025, Avantor announced the appointment of Emmanuel Ligner as President and Chief Executive Officer, and
on August 7, 2025, Avantor announced the appointment of Mr. Ligner to the Board, each effective as of August 18, 2025.
In connection with the appointment, the Company’s UK subsidiary, VWR International Ltd., entered into an employment agreement (the “Ligner Agreement”) with Mr. Ligner. Pursuant to the Ligner Agreement, Mr. Ligner’s annual base salary was £775,000 and he was eligible to participate in the Company’s incentive-based annual cash program beginning in
2025, pro-rated based on his hire date, with an annual target bonus opportunity of 150% of his annual base salary. Mr.
Ligner will be eligible to participate in the Company’s long-term incentive program beginning in 2026, with a target annual grant value of $9,000,000; however, any such awards are not guaranteed and will be determined by the Compensation and Human Resources Committee of the Company’s Board of Directors.
The Ligner Agreement also provided for a new hire grant of a long-term equity award to Mr. Ligner in the target amount of
$5,000,000, half of the award was granted in the form of restricted stock units and the other half was granted in the form of premium priced stock options. The awards will vest ratably over three years.

46	2026 Proxy Statement
Executive Compensation
Our Executive Compensation Practices
As part of its annual review of our executive compensation program, the Compensation and Human Resources
Committee confirmed several longstanding Avantor compensation policies and practices and adopted new policies and practices to further align our executive compensation program with stockholder interests.
Our executive compensation practices include the following, each of which the Compensation and Human Resources
Committee believes reinforce our executive compensation objectives:

WHAT WE HAVE

  Significant percentage of target annual
compensation is variable and tied to performance
  Long-term objectives aligned with the creation of
stockholder value
  Market comparison of executive compensation
against a relevant peer group
  Robust stock ownership guidelines
  Use of an independent compensation consultant
reporting directly to the Committee
  Compensation recovery “clawback” policy for our
annual cash-based incentive and all equity-based
long-term incentive programs, including time-
based equity awards
  A parallel Dodd-Frank compliant compensation
recovery “clawback” policy applicable to current
and former executive officers
  Regular engagement with our stockholders and
implementation of enhancements based on
feedback received
  “Double-trigger” change-in-control equity vesting

WHAT WE DON’T HAVE

   No hedging or short sales of Company stock, or
pledging of Company stock
   No option grants below 100% fair market value
   No excessive cash severance benefits upon a
change of control
   No excessive perquisites or benefits
to executives
   No repricing of underwater stock options
   No tax gross-ups of perquisites or 280G excise
taxes (except as applicable to management
employees generally in connection with relocation
or expatriate assignments)
   No payment of unearned dividends on
unvested equity

47
Executive Compensation
Compensation Philosophy & Objectives
Each year, our Compensation and Human Resources Committee thoroughly reviews our executive compensation program with guidance from its independent compensation consultant, FW Cook. We believe that pursuing the following objectives has helped us compete for talent.

Attract and retain talent
Provide a total compensation program that enables the Company to attract, motivate, retain and reward high-performing execution-oriented executives who have the ability to contribute to our success, and encourage management to place its primary focus on strategic planning and financial and operational priorities to ensure the achievement of our global strategy.

Pay for performance
Support a “pay-for-performance” orientation to provide differentiated rewards for strong financial, operating and individual performance, including the use of performance-based cash and equity incentive compensation to encourage the achievement of short-term and long-term financial and operational objectives.

Market-competitive pay	Align the interests of management with those of our other stockholders by providing an incentive for, and rewarding, the attainment of objectives that also benefit our stockholders.

Summary of 2025 Compensation Actions for Our Named
Executive Officers
Consistent with our executive compensation philosophies and objectives, in establishing 2025 compensation for our named executive officers, the Compensation and Human Resources Committee considered each named executive officer’s prior performance, compensation levels paid to similarly situated officers at the Company, market data and input from the Compensation and Human Resources Committee’s independent compensation consultant, FW Cook. For 2025, the Compensation and Human Resources Committee made the following material decisions with respect to the compensation of our named executive officers:
•refined our compensation peer group that provides a robust sample size and alignment between Avantor and median size demographics;
•compared our executive officers to our compensation peer group and publicly available global salary surveys for organizations of similar size and revenue;
•leveraged an additional peer group of competitive industry peers as reference for compensation plan designs and trends comparisons, not pay levels;
•maintained our cash-based incentive compensation plan, inclusive of segment goals for our business leaders and individual objectives for all executive officers with a focus on a combination of performance measures that align closely with those that are used by management to set business goals and evaluate our financial results;
•granted annual equity awards to each of the executive officers after considering our compensation philosophy and the assessment of the executive officer’s expected future contributions, maintaining the weighting of performance stock units at one-half with the remainder of the award being made in a mix of stock options and restricted stock units;
•granted one-time special equity awards to each of the executive officers to incentivize the leadership team to remain with the Company to provide business continuity through the CEO transition; and
•established an executive severance and change in control plan applicable to all U.S. based executive officers transitioning severance provisions from individual employment agreements to align severance benefits to executive job levels.

48	2026 Proxy Statement
Executive Compensation
2025 Say-On-Pay Vote and Stockholder Engagement
We received 87% stockholder support on our 2025 Say-on-Pay proposal, along with support from the major stockholder advisory firms. While pleased with these results, our Compensation and Human Resources Committee and members of management believe ongoing dialogue with stockholders regarding executive compensation is valuable.
In 2025, we continued to communicate with many of our largest stockholders to review our compensation philosophy and the specific features of our compensation program. The feedback we received included the following key themes:

WHAT WE HEARD

•Interest in the Board’s evolving mix of skills,
experience and leadership aligned to Company
strategy
•Emphasis on the importance of leadership
continuity, succession planning and operational
execution
•Highlighted the need to retain key executives to
ensure stability and execution during the CEO
transition
•Desire for clear accountability and pay outcomes
aligned with performance, including
underperformance
•Visibility to key industry competitors in the
peer group

WHAT WE DID

Effective for 2025:
  Refreshed the Board with three new independent
directors; bringing deep global leadership across
healthcare, life sciences, finance, strategy, and
capital allocation
  Appointed a new CEO with a proven track record
and strengthened the executive leadership team,
including the COO role
  Implemented a new executive severance and
change in control plan aligned to the market, with
“double-trigger” change-in-control vesting
provisions, replacing individual agreements
  Granted retention equity awards with two-year cliff
vesting to support leadership continuity
  Reinforced pay-for-performance alignment
through variable compensation design and the
use of at-risk incentives.
  Maintained a reference group of additional
industry competitors to monitor program designs
and trends comparisons; not used for determining
pay levels

49
Executive Compensation
Compensation Philosophy & Objectives - How We
Make Compensation Decisions
We strive to offer an executive compensation program that enables us to attract, motivate, reward and retain high-
performing executives who are capable of creating and sustaining value for our stockholders over the long term. In addition, the executive compensation program is designed to provide a fair and competitive compensation opportunity that appropriately rewards executives for their contributions to our success. We believe that it is important to reinforce a results-oriented management culture focusing on our level of earnings; the achievement of both short-term and long-term goals and objectives, including the acceleration of our global growth strategy; and individual performance objectives. Pay received by executives is intended to be commensurate with organizational performance, individual performance, and labor market conditions.
Role of the Compensation and Human Resources Committee
and our Executive Officers
Our Compensation and Human Resources Committee recommended the 2025 compensation of both our former and current Chief Executive Officers, which was ultimately approved by the independent members of our Board of Directors.
The Compensation and Human Resources Committee also determined the compensation of each of our other named executive officers.
In recommending the compensation of our Chief Executive Officer, the Compensation and Human Resources Committee
takes into account its review of the Chief Executive Officer’s performance and any other factors it deems relevant. In setting the compensation of our other executive officers, the Compensation and Human Resources Committee takes into account the Chief Executive Officer’s review of each executive officer’s performance and his recommendations with respect to their compensation. The Compensation and Human Resources Committee’s responsibilities regarding executive compensation are further described above under “Corporate Governance—Committees of the Board.”
Guidance from Independent Compensation Consultant
FW Cook provides executive compensation consulting services to the Compensation and Human Resources Committee.
In 2025, FW Cook provided services related to the review of the compensation program, including an evaluation of peer group and other global salary survey compensation data, performance goals in our performance-based cash incentive plans, and equity award levels under our long-term incentive plan. FW Cook also provided assistance with this CD&A and conducted a risk assessment of our 2025 compensation programs and a review of trends in executive compensation. FW
Cook did not provide any other services to the Company in 2025.
FW Cook is retained by and reports to the Compensation and Human Resources Committee and, at the request of the
Compensation and Human Resources Committee, participates in committee meetings. The Compensation and Human
Resources Committee reviewed the independence of FW Cook under NYSE and SEC rules and concluded that the work of FW Cook has not raised any conflict of interest.
Risk Assessment of Compensation Programs
As part of its oversight responsibility, the Compensation and Human Resources Committee considers our risk profile and seeks to maintain a balanced compensation program that does not incentivize undue or inappropriate risks that are reasonably likely to have a material adverse effect on Avantor.
At the request of the Compensation and Human Resources Committee, FW Cook conducted an assessment of our 2025 compensation programs and concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. This risk assessment included reviewing the design and operation of our compensation programs, identifying and evaluating situations or compensation elements that could raise more significant risks, and evaluating other controls and processes designed to identify and manage risk. The
Compensation and Human Resources Committee reviewed this risk assessment and concurred with FW Cook’s conclusion.

50	2026 Proxy Statement
Executive Compensation
Benchmarking
We review external market practices for all compensation elements to ensure that our compensation levels and program design will effectively attract, motivate, retain and reward talented executives. In the aggregate, our named executive officer group is compensated at the market median for each compensation element. However, compensation for individual executives may vary from the median due to the executives’ unique skills, experience, or other qualities.
Each year our Compensation and Human Resources Committee, with assistance from FW Cook, reviews and evaluates the market landscape and composition of our peer group to ensure it remains appropriate. The Compensation and Human
Resources Committee  primarily identifies companies that have business models similar to ours, with a market capitalization and revenues of generally between 0.33x and 3.0x ours, that represent an appropriate cross section of the industries and geographies in which we are engaged or serve (primarily companies in the biopharma, healthcare, and life sciences industries). After this evaluation in 2025, two companies, DENTSPLY Sirona, Inc. and Vertex Pharmaceuticals,
Inc. were removed from the peer group as falling outside of our market capitalization parameters, Boston Scientific
Corporation was moved to our Reference Group, and Catalent, Inc. was removed following its acquisition by Novo Holdings:
Agilent Technologies, Inc.
Baxter International, Inc.
Biogen Inc.
Bio-Rad Laboratories, Inc.
Bruker Corporation
Charles River Laboratories
International, Inc.
Edwards Lifesciences
Hologic, Inc.
Illumina, Inc.
IQVIA Holdings Inc.
Laboratory Corp. of America
Mettler-Toledo International Inc
Quest Diagnostics Inc.
Revvity, Inc.
Waters Corporation
Zimmer Biomet Holdings, Inc.
At the time of the Compensation and Human Resources Committee’s compensation review, relative to its peer group of companies, Avantor was at the 61st percentile for revenue, 38th percentile for EBITDA, and 17th percentile for market capitalization.
The Compensation and Human Resources Committee utilizes an additional comparator group (“Reference
Group”) consisting of ten industry competitor companies as reference for program designs and trends. The Reference
Group is not used to benchmark or set pay levels of executives.
AbbVie Inc.
Amgen Inc.
Becton, Dickinson & Co.
Boston Scientific Corporation
Cencora, Inc.
Danaher Corporation
Honeywell International Inc.
McKesson Corporation
Stryker Corporation
Thermo Fisher Scientific Inc.

51
Executive Compensation
Elements of Compensation - What We Pay and Why
Each year the Compensation and Human Resources Committee undertakes a comprehensive review of our executive compensation program. The principal components of our executive compensation program are base salary, an annual cash incentive and long-term equity incentives. We also provide market competitive employee benefits and a limited number of perquisites.
Program Structure and Outcomes
The following table provides a summary of the compensation program and performance outcomes for our named executive officers in 2025.

Component		Base Salary	Short-Term Incentives	Long-Term Incentives

Proportion of Total Target Pay	CEO

Other NEOs

Structure/ Metrics/ Features		Base salary aligned with others in our peer group and broader market
Structure:
100% performance-based cash incentive
Features:
•Rigorous pre-set goals
•Awards capped at 200% of target
Metrics & Weightings:
Ligner, Jones, Sokenu
•40% Enterprise Revenue
•20% Enterprise Operating Income*
•10% Free Cash Flow
•5% GHG Emissions Reduction
•5% Inclusion Index
•20% Individual Strategic Goals
Walker, Gourdier
•20% Enterprise Revenue
•20% Segment (LSS/BPS) Revenue
•10% Enterprise Operating Income*
•10% Segment (LSS/BPS) Operating Income*
•10% Free Cash Flow
•5% GHG Emissions Reduction
•5% Inclusion Index
•20% Individual Strategic Goals

Structure:
•50% three-year performance
stock units
•25% stock options with three-
year ratable vesting
•25% restricted stock units with
three-year ratable vesting
Features:
•Rigorous pre-set goals
Metrics & Weightings (for
performance stock units):
•50% Adjusted EPS Growth
•50% total stock return (“TSR”)
relative to comparator group
Ligner Sign-on Structure:
•50% premium-priced stock
options with three-year ratable
vesting
•50% restricted stock units with
three-year ratable vesting

2025 Performance Outcomes		Average base salary increase of 1%
•Enterprise and segment revenue achieved between
threshold and target
•Enterprise and segment adjusted operating income
achieved below threshold
•Free cash flow achieved between threshold and
target
•GHG emissions reduction and inclusion index
achieved between target and maximum
•Individual strategic goal achievement varied
by executive
20% Negative Discretion Applied
•For the 2023 performance stock units granted for the period of 2023-2025: •Cumulative Adjusted EPS metric was achieved below threshold (0% payout) •TSR metric was achieved below threshold (0% payout)

*For information about these non-GAAP financial measurements, including reconciliations to the most directly comparable GAAP-
based financial measurements, see “Appendix A - Non-GAAP Financial Measurements.”

52	2026 Proxy Statement
Executive Compensation
In order to provide a clearer view of our 2025 compensation program, the charts below demonstrate how our named executive officer compensation is designed to emphasize target total direct compensation that is variable, at-risk and long-
term oriented.

CEO(1)	AVERAGE OTHER NEOs

9%
Base Salary
78%
Long-term Incentive
13%
Short-term Incentive
91%
Variable performance based
91%
Variable Performance Based

17%
Base Salary
70%
Long-term
Incentive
83%
Variable Performance Basead
13%
Short-term
Incentive
83%
Variable
performance
based

(1)Reflects annualized base salary, target short-term incentive and 2026 target long-term incentive for Emmanuel Ligner.
Base Salary
We believe it is important to provide a competitive fixed level of pay to attract and retain experienced and successful executives. In determining the amount of base salary that each named executive officer receives, we look to the executive’s current compensation, tenure and performance, any change in the executive’s position or responsibilities, and the complexity and scope of the executive’s position as compared to those of other executives within the company and in similar positions at companies in our peer group. The Compensation and Human Resources Committee reviews base salaries periodically and may adjust them from time to time pursuant to such review. In February 2025, the Compensation and Human Resources Committee reviewed and set the base salaries shown below.

Name	Base Salary (12/31/2024) ($)	Base Salary (12/31/2025) ($)(1)		Year over Year Change (%)
Emmanuel Ligner	—	1,022,016	(2)	0.0
R. Brent Jones	635,000	660,000		3.9
Corey Walker	700,000	700,000		0.0
Benoit Gourdier	550,000	550,000		0.0
Claudius Sokenu	550,000	550,000		0.0
(1)No base salary increase was provided to Mr. Stubblefield in 2025.
(2)Converted from British Pound Sterling to U.S dollars using the average of the monthly average exchange rates for 2025 (1.31873).

53
Executive Compensation
Performance-Based Cash Incentive Compensation
Our annual cash bonus program, the Incentive Compensation Plan (the “ICP”), is designed to motivate executive officers to focus on strategic business results and initiatives and reward them for their results and achievements. The ICP provides for a bonus opportunity based on achievement of company-wide financial targets, corporate and strategic initiatives, and individual performance.
Target Bonus Opportunities
Bonus opportunities under the ICP are reviewed annually by the Compensation and Human Resources Committee. The
Compensation and Human Resources Committee established the following target bonus opportunities for the named executive officers for 2025:

Executive	2025 Base Salary	Target Bonus (%)	Target Bonus ($)
Emmanuel Ligner(1)	$1,022,016	150%	$1,533,024
R. Brent Jones	$660,000	80%	$528,000
Corey Walker	$700,000	80%	$560,000
Benoit Gourdier	$550,000	80%	$440,000
Claudius Sokenu	$550,000	75%	$412,500
(1)Converted from British Pound Sterling to U.S dollars using the average of the monthly average exchange rates for 2025 (1.31873).
Final payouts for each named executive officer are determined by multiplying the executive’s target bonus by (i) the weighted funding percentage fixed by the Compensation and Human Resources Committee at the end of the year based on the Company’s achievement with respect to the performance metrics described below, and (ii) the weighted individual funding percentage fixed by the Compensation and Human Resources Committee based on the executive’s achievements with respect to his or her individual strategic goals.
Performance Metrics and Bonus Calculation
For 2025, our Board of Directors and Compensation and Human Resources Committee established the following ICP framework, which directly aligns with the Company’s priorities to drive growth, improve operational excellence, and achieve incremental corporate impact targets.
Financial Performance

Metric	Weighting	Why This Metric Is Important

Revenue	40%
Revenue, calculated on a constant currency basis, is the key metric used to assess performance of our business over the short term and is a common measure to compare results across companies in the industry.

Constant Currency Adjusted Operating Income	20%	Constant Currency Adjusted Operating Income is the key metric used to measure growth and the profitability of our business.

Free Cash Flow	10%	Free Cash Flow is a key metric used to measure our ability to generate cash for use in financing or investing activities.

54	2026 Proxy Statement
Executive Compensation
Corporate and Strategic Initiatives

Metric	Weighting	Why This Metric Is Important

Reduction in Greenhouse Gas Emissions	5%	Reduction in Greenhouse Gas Emissions (GHG) is a key metric indicating our efforts to reduce current emissions and offset those generated from expansion and organizational growth.

Associate Experience	5%
Inclusion Index is a key metric tied to Avantor's Enterprise Priority of
Enhancing the Associate Experience. As measured by the People Pulse survey, the Inclusion Index reflects associates' sense of feeling valued as an individual and sentiments on Avantor's demonstrated commitment to belonging for all.

Individual Strategic Goals

Metric	Weighting	Why This Metric Is Important

Individual Strategic Goals	20%	Individual Strategic Goals are tied to a set of individually tailored objectives to drive enterprise growth and operational excellence and enhance the associate experience.

As described below, each year, the Compensation and Human Resources Committee establishes performance ranges for our financial goals and our corporate and strategic initiatives based on the best available information and determines appropriate threshold, target, and maximum performance levels. Payouts on these metrics start at 50% for threshold performance and graduate on a straight-line basis to 100% for target performance and 200% for maximum performance. If threshold is not met for a particular metric, that portion of the plan is not funded. Payouts for the individual strategic performance component also can reach a maximum of 200% of the individual bonus target. The overall funding of the ICP pool may not exceed 200%. The following tables illustrate the target bonus calculation formulas for 2025.
The Compensation and Human Resources Committee has discretion to modify all or any portion of any award as it deems necessary or appropriate.
Messrs. Ligner, Jones, Sokenu and Stubblefield
CASH BONUS TARGET
PERFORMANCE FACTORS
CASH BONUS
Company Enterprise
performance
(expressed as a percentage
of target bonus)
(80%)
Individual Strategic
performance
(expressed as a percentage
of target bonus)
(20%)
Target bonus
opportunity
(expressed as a
percentage of base
salary)
Annual cash
bonus award
Base
Salary (1)
75% to 150%
target bonus based
on role(2)
0%-200%
0%-200%
(1)Base salary reflects eligible base salary earnings used for incentive compensation calculations.
(2)Mr. Stubblefield’s target bonus opportunity was 165%.

55
Executive Compensation
Messrs. Walker and Gourdier
CASH BONUS TARGET
PERFORMANCE FACTORS
CASH BONUS
Company
Enterprise
performance
(expressed as a
percentage of
target bonus)
(50%)
Company
Segment
performance
(expressed as a
percentage
of target bonus)
(30%)
Individual
Strategic
Goals
(expressed as a
percentage
of target bonus)
(20%)
Target bonus
opportunity
(expressed as a
percentage of base
salary)
Annual cash
bonus award
Base
Salary(1)
80%
target bonus
0%-200%
0%-200%
(1)Base salary reflects eligible base salary earnings used for incentive compensation calculations
Performance Goals and Results
Each year, the Compensation and Human Resources Committee establishes threshold, target, and maximum performance levels for financial goals using a structured, data‑driven process informed by internal planning assumptions, external market conditions, and investor expectations. For 2025, the target revenue goal was set modestly below 2024 actual results, however this was driven by the impact of our clinical services divestiture and planned foreign exchange headwinds. When adjusted for these two factors the target required approximately two percent organic year‑over‑year growth. The Compensation and Human Resources Committee viewed this goal as appropriately demanding, as it required continued execution and market share performance rather than reliance on prior‑year momentum, and determined that achievement was not assured at the time the goal was established. Consistent with the Company’s pay‑for‑performance philosophy, the 2025 revenue target was aligned with the midpoint of the Company’s full‑year financial guidance communicated to the investment community in early 2025.
For 2025, the target free cash flow goal was set at approximately $93 million below 2024 actual results, reflecting the
Compensation and Human Resources Committee’s assessment that free cash flow performance in 2024 benefitted from exceptional, non‑recurring factors and was not expected to be replicated on a normalized basis. The Compensation and
Human Resources Committee viewed the 2025 target as appropriately rigorous, as it required continued strong execution on earnings, working capital discipline, and capital efficiency without reliance on prior‑year one‑time benefits, and determined that achievement was not assured at the time the goal was established. The table below provides threshold, target and maximum financial targets under the 2025 ICP, as well as actual results.
Enterprise: Ligner, Jones, Sokenu, Stubblefield

(dollars in millions)	Weighting	Threshold	Target	Stretch	Actual	Achievement as a percent of target	Weighted payout percentage
Revenue(2)	40%	$6,136.5	$6,634.0	$7,131.6	$6,323.0	95%	69%	(1)
Constant Currency Adjusted Operating Income(2)	20%	$979.1	$1,119.0	$1,258.9	$939.0	84%	—%
Free Cash Flow(3)	10%	$540.0	$675.0	$810.0	$599.0	89%	72%	(1)
Greenhouse Gas Emissions(4)	5%	8%	9%	10%	10%	108%	154%
Inclusion Index(5)	5%	7.5	7.9	8.3	8.2	104%	175%
			Company funding percentage				63.9%	(1)

56	2026 Proxy Statement
Executive Compensation
Enterprise / Laboratory Solutions Segment: Walker

(dollars in millions)	Weighting	Threshold	Target	Stretch	Actual	Achievement as a percent of target	Weighted payout percentage
Revenue(2)	20%	$6,136.5	$6,634.0	$7,131.6	$6,323.0	95%	69%
LSS Segment Revenue	20%	$4,064.0	$4,394.0	$4,724.0	$4,218.0	96%	73%
Constant Currency Adjusted Operating Income(2)	10%	$979.1	$1,119.0	$1,258.9	$939.0	84%	—%
LSS Segment Adjusted Operating Income(2)	10%	$522.0	$597.0	$671.0	$487.0	82%	—%
Free Cash Flow(3)	10%	$540.0	$675.0	$810.0	$599.0	89%	72%
Greenhouse Gas Emissions(4)	5%	8%	9%	10%	10%	108%	154%
Inclusion Index(5)	5%	7.5	7.9	8.3	8.2	104%	175%
			Company / Segment funding percentage				65.1%
Enterprise / Bioscience Production Segment: Gourdier

(dollars in millions)	Weighting	Threshold	Target	Stretch	Actual	Achievement as a percent of target	Weighted payout percentage
Revenue(2)	20%	$6,136.5	$6,634.0	$7,131.6	$6,323.0	95%	69%
BPS Segment Revenue	20%	$2,072.0	$2,240.0	$2,408.0	$2,105.0	94%	60%
Constant Currency Adjusted Operating Income(2)	10%	$979.1	$1,119.0	$1,258.9	$939.0	84%	—%
BPS Segment Adjusted Operating Income(2)	10%	$530.0	$605.0	$681.0	$515.0	85%	—%
Free Cash Flow(3)	10%	$540.0	$675.0	$810.0	$599.0	89%	72%
Greenhouse Gas Emissions(4)	5%	8%	9%	10%	10%	108%	154%
Inclusion Index(5)	5%	7.5	7.9	8.3	8.2	104%	175%
			Company / Segment funding percentage				61.7%
(1)Payout for Mr. Stubblefield starts at 61% funding level for threshold performance per his employment agreement (50% for other executives), resulting in a payout of 75% for Revenue, 0% for Currency Adjusted Operating Income, 78% for Free Cash Flow and
Company funding percentage of 68%.
(2)Constant currency measures are calculated using fixed foreign currency exchange rates. These rates are generally established at the beginning of the year in connection with the development of the operating plan for the year.
(3)Free Cash Flow is defined as cash flows from operating activities, less capital expenditures, plus direct transaction costs and income taxes paid related to acquisitions and divestitures (as applicable) in the period and excludes the cash costs associated with our cost transformation initiative.
(4)The target greenhouse gas emissions goal represents the reduction in 2025 needed to achieve the Company’s 2030 reduction goal of 50%.
(5)The inclusion index represents employee sentiment scores as reported in our people pulse surveys.

57
Executive Compensation
Individual Strategic Goals

Name	Strategic Goals

Emmanuel Ligner
Mr. Ligner’s goals included (i) establishing and communicating a clear strategic vision for Avantor; (ii) engaging with shareholders, customers, suppliers, and regulators; (iii)
assessing the Company’s organizational health, including culture, talent, and operational effectiveness; and (iv) driving early momentum by working with the leadership team to enhance operating mechanisms and accountability.

R. Brent Jones
Mr. Jones’s goals included (i) financial leadership during a period of market volatility, including actions to support cash generation and refinancing initiatives; (ii) progress toward cost transformation initiatives and realization of run rate savings that reinforced operational discipline; (iii) continued development of financial leadership capabilities across the organization; and (iv) the provision of strategic guidance to the Board on business restructuring efforts to support organizational stability and disciplined execution for long term value creation.

Corey Walker
Mr. Walker’s goals included (i) stabilization and repositioning of the Laboratory Solutions business; (ii) progress in cost control, organizational engagement, and strategic planning; (iii) implementation of operating changes to increase accountability, collaboration, and future growth; and (iv) positive customer positioning for continued
transformation & innovation.

Benoit Gourdier
Mr. Gourdier’s goals included (i) leadership of Bioscience Production and the implementation of a new business unit structure; (ii) the launch of multiple new products;
(iii) delivery of cost control and manufacturing digitization initiatives; and (iv) refinement of long-term strategies to position the segment for future growth.

Claudius Sokenu
Mr. Sokenu’s goals included (i) enhancement of board governance and compliance; (ii)
consolidation of outside counsel spend and establishment of a Legal Operations office;
(iii) restructuring of the legal organization; supporting talent stability and organizational performance; and (iv) provision of strategic guidance during major company transitions.

58	2026 Proxy Statement
Executive Compensation
Final 2025 ICP Payouts
The Compensation and Human Resources Committee approved the Company funding percentage under the 2025 ICP at
63.9% for Enterprise, 65.1% for Enterprise/Laboratory Solutions Segment and 61.7% for Enterprise/Bioscience Production
Segment. In exercising its discretion and taking into account overall company performance, the Compensation and
Human Resources Committee further determined to apply a 20% downward adjustment to overall payouts to reflect its holistic assessment of Company performance. On this basis, annual bonus awards for each of the named executive officers on account of 2025 performance are set forth in the table below.

Name	Base Salary (12/31/2025) ($)	Target (%)	Target Annual Incentive ($)	Performance Factor(1) (%)	Negative Discretion (%)	2025 ICP bonus ($)
Emmanuel Ligner(2)	386,681	150	580,022	71.1	(20)	330,038
R. Brent Jones	653,269	80	522,615	65.1	(20)	272,288
Corey Walker	700,000	80	560,000	72.0	(20)	322,755
Benoit Gourdier	550,000	80	440,000	61.3	(20)	215,921
Claudius Sokenu	550,000	75	412,500	63.1	(20)	208,317
Michael Stubblefield(3)	1,140,000	165	1,881,000	68.0	(20)	1,022,795
(1)Represents a blended average of the enterprise, segment (if applicable) and individual performance factors. Individual performance factors were applied as follows: Mr. Ligner (100%), Mr. Jones (70%), Mr. Walker (100%), Mr. Gourdier (60%), and Mr. Sokenu (60%).
(2)Converted from British Pounds Sterling to U.S. dollars based on the exchange rate as of the close of business on December 31, 2025
(1.3444).
(3)Per the terms of his Transition Agreement, Mr. Stubblefield’s individual funding factor is equal to the corporate funding factor of 67.97.
Additional details regarding the dollar value of threshold, target and maximum bonus payout opportunities for 2025 are provided under “Executive compensation tables — Grants of plan-based awards.”
Long–Term Incentive Programs
Our Compensation and Human Resources Committee believes that equity awards are a key component of our executive compensation program because they help us attract, motivate and retain executive talent.
LONG-TERM INCENTIVE

PSUs	RSUs	Stock Options
For 2025, the allocation of the annual equity award for our executive officers was 50% in performance stock units, 25% in stock options and 25% in restricted stock units. This mix provides an incentive to achieve favorable long-term results at a reasonable cost to the Company.

59
Executive Compensation
In connection with his hire, Mr. Ligner was granted a long-term equity award consisting of 50% premium-priced stock options and 50% restricted stock units. Beginning in 2026, Mr. Ligner will be eligible to participate in the Company’s long-
term incentive program, with the mix of equity awards aligned with that of the Company’s other executive officers.
These awards represented approximately 35% (excluding the award to our former CEO Michael Stubblefield) of the total equity incentives granted to management and other employees in 2025. We believe that it was appropriate to award this percentage to our named executive officers because they are in the best position to drive our future results and implement our long-term business strategy. This percentage also reflects market-based equity grant levels.
Stock Options and Restricted Stock Units
Stock options and restricted stock units vest in equal installments on the first three anniversaries of the grant date, subject to the named executive officer’s continued employment through the applicable vesting date.
The exercise price for the stock options granted in February 2025 is $17.49, the closing price of our common stock on the grant date. The exercise price for the premium-priced stock options granted to Mr. Ligner on August 18, 2025 is $14.04, which represented a 10% premium to the closing price of $12.76 on the grant date. The Compensation and Human
Resources Committee believes that stock options are effective at motivating executives to pursue Avantor’s long-term goals because the options only have value if our stock price appreciates after the grant date. The options granted in 2025 will remain exercisable until the 10th anniversary of the grant date.
Performance Stock Units
The performance stock units granted in 2025 have a three-year performance period that began on the first day of 2025 and will end on the last day of 2027. Performance stock units may be earned based on achievement with respect to two equally weighted performance metrics compared to performance goals approved by the Compensation and Human
Resources Committee at the time of grant.
Named executive officers have the opportunity to earn a payout of between 0% and 200% of their target performance stock unit awards. If threshold performance for one of the metrics is not attained, there will not be any payout based on that metric. Threshold performance for each metric will result in a share payout equal to 50% of the target award. Payouts will increase on a straight-line basis to 100% for target performance and 200% for attaining the maximum goal.
One-half of the performance stock units will be measured against Avantor’s TSR relative to our comparator group, the
S&P 500 Health Care Index, which includes compensation peers.
2025–2027 Relative Total Shareholder Return

Metric	Weighting	Threshold	Target	Maximum

3-yr Relative Total Stockholder Return(1)	50%	25th%ile	50th%ile	90th%ile
(1)TSR percentile performance determined by company ranking and each peer group member according to its respective TSR for the performance period, from minimum to maximum, with the lowest TSR turn being assigned a rank of one. The Company’s percentile rank is calculated by dividing the Company’s rank by the total number of comparator group members (including the Company). TSR is the result of dividing (x) the entity’s ending price minus the beginning price, by (y) the beginning price. Dividends are assumed to be reinvested as of the ex-dividend date in the calculation.
The other half of the performance stock units will be earned, or not, based on Avantor’s adjusted EPS growth. Adjusted
EPS growth targets are fixed at the time of the grant and measured separately for each fiscal year in the three-year performance period. The performance targets for the second and third years are based on actual adjusted EPS performance in the prior year plus a targeted growth rate. The average performance multiplier, which is the numeric average of the performance multipliers earned with respect to each fiscal year in the three-year performance period, will be used to calculate the number of units earned. The specific goals for the adjusted EPS growth component of the performance stock unit awards are confidential, but consistent with our long-range plan.

60	2026 Proxy Statement
Executive Compensation
The Compensation and Human Resources Committee believes that the relative TSR relative and average adjusted EPS goals described above are challenging and difficult to achieve, but attainable with significant skill and effort on the part of our executive leadership team.
Additional details regarding the equity awards described above are provided under “Executive Compensation Tables —
Outstanding equity awards at December 31, 2025.”
2023 Performance Stock Unit Payouts
Messrs. Jones, Sokenu and Stubblefield received performance shares for the three-year performance period spanning fiscal year 2023 through fiscal year 2025. In February 2026, the Compensation and Human Resource Committee
approved the performance results and related payouts of these performance stock units based on achievement of three-
year cumulative adjusted EPS and three-year relative total stockholder return versus a defined group of peers.
Based on our performance, and the respective weighting of each performance metric, no shares were earned for the fiscal year 2023 through fiscal year 2025 performance period.

Metric	Weighting	Threshold	Target	Maximum	Actual	Achievement as a percentage of target

3-yr Cumulative Adjusted EPS(1)	50%	$4.39	$4.88	$5.37	$2.98	0%
3-yr Relative Total Stockholder Return(2)	50%	25th%ile	50th%ile	90th%ile	13th%ile	0%
Company funding percentage						0%
(1)Cumulative Adjusted EPS is the result of dividing (x) the sum of the Adjusted Net Income for each fiscal year during the Performance
Period and (y) the Share Count.
(2)TSR percentile performance determined by company ranking and each peer group member according to its respective TSR for the performance period, from minimum to maximum, with the lowest TSR turn being assigned a rank of one. The Company’s percentile rank is calculated by dividing the Company’s rank by the total number of comparator group members (including the Company). TSR is the result of dividing (x) the entity’s ending price minus the beginning price, by (y) the beginning price. Dividends are assumed to be reinvested as of the ex-dividend date in the calculation. No dividends have been paid on forfeited performance stock units.
Retention Grants for Named Executive Officers
In May 2025, following stockholder engagement and in consultation with FW Cook, the Compensation and Human
Resources Committee granted one‑time long‑term incentive retention awards to the named executive officers to support leadership stability and continuity during the CEO transition. Stockholder feedback emphasized the importance of retaining key executive talent during this period, and the Compensation and Human Resources Committee determined that executive continuity was critical to maintaining operational momentum and protecting long‑term stockholder value.
The retention awards are granted in the form of restricted stock units that will cliff vest on the second anniversary of the date of grant, subject to the named executive officer remaining employed through the vesting date. Upon the named executive officer’s termination of service, any then-unvested portion of the award will be automatically forfeited, except that in the case of a termination of service due to death, disability or an involuntary termination without cause, any unvested restricted stock units will vest. The Compensation and Human Resources Committee did not include additional performance conditions in these awards, as the primary objective was retention during the transition period.
In determining the retention award amounts, the Compensation and Human Resources Committee considered the competitive market for executive talent, each executive officer’s role and expected contribution during the transition period, and the importance of retaining experienced leadership. The awards are subject to forfeiture upon voluntary termination to align executive outcomes with stockholder interests.
The Compensation and Human Resources Committee does not view these awards as a recurring element of the
Company’s compensation program and expects that similar one‑time awards will be granted only in extraordinary

61
Executive Compensation
circumstances, such as significant leadership transitions. The table below summarizes the value and key terms of these awards:

Name	Target Award Value ($)	Award Type	Grant Date	Vesting	Number of RSUs(1)
R. Brent Jones	2,000,000	RSU	5/9/2025	2-year cliff	162,866
Corey Walker	2,000,000	RSU	5/9/2025	2-year cliff	162,866
Benoit Gourdier	2,000,000	RSU	5/9/2025	2-year cliff	162,866
Claudius Sokenu	1,500,000	RSU	5/9/2025	2-year cliff	122,149
(3)RSUs granted on May 9, 2025 were calculated using the closing price of our common stock on May 8, 2025 ($12.28).
Severance Benefits
Executive Severance and Change in Control Plan. In 2025, the Company established the Executive Severance and
Change in Control Plan (the “Severance Plan”) applicable to its U.S.-based executive officers, transitioning from employment agreement based severance provisions.  Under the terms of the Severance Plan, severance benefits are fixed based on job level with the severance formula varying depending on whether the event that precipitates the payment occurs as a result of a change in control.
The Severance Plan also provides for an enhanced severance benefit for a defined period through May 2027. During this period, unvested equity will continue to vest for 12 months post-termination. After May 2027, unvested equity will forfeit upon termination. Our Compensation and Human Resources Committee believes that this enhancement is appropriate in light of the CEO transition and is designed to provide competitive yet disciplined severance protections that are aligned with prevailing market practices for similarly situated companies and the interests of shareholders.
Severance arrangements. For executive officers based outside the United States, including Mr. Ligner, individual employment arrangements continue to provide for payments and other benefits in connection with certain qualifying terminations of employment. Our Compensation and Human Resources Committee believes that these severance benefits: (i) help secure the continued employment and dedication of our named executive officers; (ii) enhance our value to a potential acquirer because our named executive officers have non-competition, non-solicitation and confidentiality provisions that apply after any termination of employment, including after a change in control; and (iii) are important as a recruitment and retention device, as many of the companies with which we compete for executive talent have similar agreements in place for their senior management.
For more information regarding the severance benefits for each of our named executive officers, including a quantification of benefits that would have been received by each named executive officer who is currently employed by the Company had their employment terminated on December 31, 2025, the last business day of 2025, see “Executive Compensation —
Executive Compensation Tables — Termination and Change in Control Arrangements.”
Other Components of 2025 Executive Compensation Program
Retirement and Other Related Benefits
Savings plan. We sponsor the Avantor Retirement Savings 401(k) Plan and Trust (the “Savings Plan”), which is a tax-
qualified retirement savings plan available to all U.S.-based employees, including our U.S.-based named executive officers. Employees can contribute, on a before-tax basis or on a Roth after-tax basis, up to 99% of their earnings to the
Savings Plan, up to the limit prescribed by the Internal Revenue Service. We match 100% of the first four percent of contributions to the Savings Plan and we may make nonelective contributions to the Savings Plan for eligible employees, subject to earnings limitations and other limits under applicable federal income tax rules. Company matching and nonelective contributions to the Savings Plan are fully vested upon contribution. Mr. Gourdier elected not to contribute to the plan in 2025. Our contributions to the named executive officers’ respective Savings Plan accounts is reflected in the column “All Other Compensation” of the Summary Compensation Table.

62	2026 Proxy Statement
Executive Compensation
UK savings plan. Our United Kingdom subsidiary, VWR International Ltd., sponsors the VWR International Group
Flexible Retirement Plan, which is a defined contribution workplace pension scheme (the “UK Savings Plan”).  Each year, contributions to the plan are made by each of the individual participants in the plan and the employer, with the employer portion equal to 8% of the participants base salary.  Mr. Ligner was eligible to participate in the UK Savings Plan in 2025 and our contribution to his UK Savings Plan account is reflected in the column “All Other Compensation” of the Summary
Compensation Table.  Upon receipt of a work visa granting Mr. Ligner authorization to work in the United States and his execution of a U.S. employment agreement, his eligibility to participate in the UK Savings Plan will cease.
Supplemental savings retirement plan. Mr. Stubblefield was eligible to participate in the Avantor Supplemental Savings and Retirement Plan (the “SSRP”). The SSRP is a nonqualified deferred compensation plan that became effective on
November 14, 2013, and was closed to additional contributions in September 2014. Under the SSRP, eligible participants were entitled to defer up to 50% of their base salaries and up to 100% of their annual cash bonus awards. In addition, the
SSRP allowed the Company to credit certain matching amounts to the notional account of each eligible participant for each year. These matching amounts were provided to restore matching amounts to which the participant would otherwise be entitled under the applicable Savings Plan, but which are limited due to earnings limitations under federal income tax rules. For more information regarding this plan, see “Executive Compensation — Executive Compensation Tables —
Supplemental Savings Retirement Plan.”
Perquisites and Other Personal Benefits
Our Compensation and Human Resources Committee periodically reviews the levels of perquisites and other personal benefits provided to our named executive officers. The perquisites and other benefits provided to our named executive officers in 2025 included a financial planning allowance and the cost of providing an annual physical, and for Mr. Ligner, relocation expenses and a car allowance (pursuant to the terms of the Ligner Agreement). In addition, our named executive officers are offered health coverage and disability insurance under the same programs as all Avantor associates.
Other Compensation Policies and Practices
Stock Ownership Guidelines
We maintain stock ownership guidelines that are intended to align the economic interests of our executive officers with those of our stockholders. For purposes of the guidelines, the value of an executive’s stock ownership includes all shares of the Company’s common stock owned by the executive outright; shares owned jointly with or separately by the individual’s spouse and/or children; shares held in trusts, brokerage accounts, deferred accounts, employee benefit or savings plans or any other personal account for which beneficial ownership would be attributed; and unvested restricted stock and restricted stock units. Shares are not counted as owned for purposes of our share ownership guidelines if they are underlying any unvested performance shares or other performance-based awards or underlying any stock option award or SAR award, whether or not vested.
Our stock ownership guidelines set the following target levels:

Title	Stock Ownership Multiple

Chief Executive Officer	6 times base salary
Chief Financial Officer and Segment Leaders	3 times base salary
Other Executive Officers	2 times base salary
Each of our executive officers must attain the minimum stock ownership level within five years of becoming subject to the guidelines. Until the minimum stock ownership threshold is met, an executive officer is generally prohibited from selling shares of Company stock, with the exception of sales to pay the exercise price of stock options or to cover taxes at the time of vesting. As of December 31, 2025, each of Messrs Jones, Walker, Goudier and Sokenu have met their ownership requirements and Mr. Ligner is on track to meet the requirement within five years.

63
Executive Compensation
Clawback Policies
The Compensation and Human Resources Committee has adopted a clawback policy to comply with the requirements of
Section 954 of the Dodd-Frank Act and the related rules and regulations promulgated by the SEC and NYSE (the
“restatement recovery policy”). The restatement recovery policy provides for the mandatory recovery of incentive-based compensation received by current and former executive officers in the event of a material financial restatement.
In addition to the restatement recovery policy, the Compensation and Human Resources Committee has adopted a robust incentive compensation recoupment policy (the “incremental clawback policy”) that applies to all cash and performance-
based and time-based equity awards made to any Avantor associates, including our executive officers. This policy provides for forfeiture or recoupment of certain cash and equity compensation, including time-based equity awards, in the event of a restatement of our financial statements or other detrimental conduct. Specifically, forfeiture or recoupment is authorized if:
•A covered participant engages in misconduct that results in a restatement of our financial statements, due to a material error, during the covered participant’s employment or within three years thereafter; or
•A covered participant engages in any other detrimental activity, including (i) unauthorized disclosure of any confidential or proprietary information; (ii) any activity that would be grounds to terminate the participant’s employment or service for cause; (iii) a breach by the participant of any restrictive covenant by which such participant is bound, including, without limitation, any covenant not to compete or not to solicit; or (iv) fraud or conduct contributing to any financial irregularities, as determined by the Compensation and Human Resources Committee in its sole discretion.
This incremental clawback policy gives the Compensation and Human Resources Committee discretion to determine the method of recovering compensation and the amount to be recovered.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by our directors, officers, and employees. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and exchange listing standards applicable to the Company. The policy prohibits our directors, officers, employees, and certain other covered persons from illegally trading in Company securities while aware of material non-public information about the Company or its securities.  Additionally, certain individuals are prohibited from trading securities during various times throughout the year, and certain individuals must receive pre-clearance from our
Insider Trading Compliance Officer prior to trading. For more information regarding our insider trading policy, see Exhibit
19 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Hedging, Short Sales and Pledging Policies
Our Insider Trading Policy, which applies to all directors, officers and employees, prohibits pledging any Avantor shares absent pre-clearance approval. In addition, the policy prohibits covered employees from engaging in hedging or monetization transactions involving Company securities, such as prepaid variable forwards and collars, or short sales of our securities, and from holding Company securities in a margin account or pledging Company securities as collateral for a loan absent pre-clearance approval.
2019 Employee Stock Purchase Plan
We sponsor the Avantor, Inc. 2019 Employee Stock Purchase Plan (the “Avantor ESPP”). The Avantor ESPP is designed to encourage employees to become stockholders and to increase their ownership of our common stock. The overarching
Avantor ESPP plan maintains a limit of 2,000,000 shares, along with an annual contribution cap of $25,000 and an individual limit of 3,000 shares per offering period. Shares of our common stock issued under the Avantor ESPP will be issued at the lower of the share price on the first or last day of the offering period plus a discount to market of 15%. Each offering period is equal to six months. The Avantor ESPP is also intended to comply with the requirements of Section 423 of the Code and to assure the participants of the tax advantages provided thereby.

64	2026 Proxy Statement
Executive Compensation
Accounting and Tax Considerations
In making decisions about compensation arrangements, we continue to consider the impact of regulatory provisions, including the provisions of Section 409A of the Internal Revenue Code (the “Code”), as amended, regarding non-
qualified deferred compensation, the “golden parachute” provisions of Section 280G of the Code, as amended, and the provisions of Section 162(m) of the Code, as well as how various elements of compensation will impact our financial results. While the Compensation and Human Resources Committee considers regulatory provisions and the impact of compensation elements on our financial results as factors in determining compensation arrangements, the Compensation and Human Resources Committee believes that it is in the best interests of our stockholders to maintain flexibility in our approach to compensation arrangements and to structure a program that we consider to be the most effective at attracting, motivating and retaining key executives.
Policies and Procedures on the Timing of Equity Awards in Relation to the
Disclosure of Material Nonpublic Information
Our long-standing practice has been to grant long-term incentive equity awards on a predetermined schedule. At the first quarterly meeting of any new fiscal year, the Compensation and Human Resources Committee or, with respect to the
CEO’s equity award, the Board, reviews and approves the value and amount of the equity compensation to be awarded
(inclusive of restricted stock units, performance stock units, and stock options) to executive officers with the grant of approved equity awards occurring on the day of approval. The first quarterly meeting of the Board typically occurs after the Company’s release of the financial results for the prior year through the filing of the Company's Annual Report on
Form 10-K, as well as a Current Report on Form 8-K and accompanying earnings release and earnings call for the relevant fiscal year.
The Compensation and Human Resources Committee did not take material nonpublic information into account when determining the timing and terms of long-term incentive equity awards in 2025 and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Instead, the timing of grants is in accordance with the yearly compensation cycle, with awards granted at the start of the new fiscal year to incentivize the executives to deliver on the Company’s strategic objectives for the new fiscal year.

65
Executive Compensation
Compensation and Human Resources
Committee Report
Our Compensation and Human Resources Committee has reviewed and discussed the foregoing Compensation
Discussion and Analysis with management. Based on that review and discussion, the Compensation and Human
Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and by reference in Avantor’s Annual Report on Form 10-K for the year ended December
31, 2025.
Respectfully submitted by the Compensation and Human Resources Committee of the Board of Directors.
Michael Severino, Chair
Lan Kang
Gregory Lucier
Sanjeev Mehra
Gregory Summe
The foregoing Report of the Compensation and Human Resources Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of
1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference therein.

66	2026 Proxy Statement

Executive Compensation Tables
Summary Compensation Table
The table below summarizes the total compensation paid to or earned by each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Emmanuel Ligner Director, President and Chief Executive Officer	2025	379,297	—	2,499,990	2,499,998	330,038	—	186,301	5,895,624

R. Brent Jones Executive Vice President and Chief Financial Officer	2025	653,269	—	4,823,755	749,999	272,288	—	39,355	6,538,667
	2024	611,519	—	2,059,777	625,020	554,220	—	35,915	3,886,451
	2023	221,154	200,000	2,817,998	2,561,102	18,526	—	22,015	5,840,795

Corey Walker President Laboratory Solutions	2025	700,000	—	4,173,757	749,999	322,755	—	41,305	5,987,816

Benoit Gourdier Executive Vice President Bioscience Production	2025	550,000	—	3,804,417	624,999	215,921	—	30,082	5,225,419
	2024	516,057	—	2,059,777	625,020	512,210	—	20,000	3,733,064

Claudius Sokenu Executive Vice President, Chief Legal and Compliance Officer	2025	550,000	—	2,576,284	375,000	208,317	—	40,312	3,749,913
	2024	543,654	—	1,400,628	425,033	431,739	—	31,804	2,832,857

Michael Stubblefield Former Chief Executive Officer	2025	1,140,000	—	8,125,784	2,749,997	1,022,795	—	39,355	13,077,931
	2024	1,126,846	—	8,651,135	2,625,038	2,085,069	—	37,550	14,525,638
	2023	1,140,000	$—	8,529,219	2,437,053	188,100	7,895	36,500	12,338,767

(1)Amounts reflect each named executive officer’s base salary earned for 2025, 2024 and 2023, as applicable. For Mr. Ligner, who is based in the United Kingdom, the amount reflects his salary earned in 2025, and has been converted from British Pounds Sterling to
U.S dollars using the average of the monthly average exchange rates for 2025 (1.31873).
(2)The amounts reflected in these columns represent the aggregate grant date fair value of awards granted to the named executive officer by us in the applicable year computed in accordance with Topic 718, disregarding the effect of estimated forfeitures. The assumptions made in the valuation of our equity awards are found in Note 18 to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2025. For awards that are subject to performance conditions and are included in the table above as stock awards, we report the grant date fair value based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under Topic 718, disregarding the effect of estimated forfeitures. The grant date fair value of the PSUs, assuming the maximum level of achievement are: Mr. Jones—$2,932,238, Mr. Walker—$2,932,238, Mr. Gourdier—$2,443,559, Mr. Sokenu—$1,466,136, and Mr. Stubblefield
—$10,751,593. The amounts reflected in this column do not represent the actual amounts paid to or realized by the named executive officers for these awards.
(3)Amounts reflect performance-based cash incentive awards under the ICP or predecessor plans for each of 2025, 2024 and 2023, as applicable. For more information on the terms of the cash incentive plan, see “Executive Compensation — Elements of
Compensation — What We Pay and Why — Performance-Based Cash Incentive Compensation.”  The ICP award for Mr. Ligner has been converted from British Pounds Sterling to U.S. dollars based on the exchange rate as of the close of business on December 31,
2025 (1.3444).

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(4)For Mr. Stubblefield, the amounts reflect the year-over-year change in his U.S. Pension Plan benefits. In connection with the termination of the U.S. Pension Plan in 2024, Mr. Stubblefield elected to receive a lump-sum distribution via direct rollover in
December 2024, totaling $34,101.
(5)All other compensation for 2025 includes:

	Company Contributions to pension (a)($)	Company savings plan employer contributions (b)($)	Relocation expenses ($)	Miscellaneous (c)($)	Total ($)
Emmanuel Ligner	8,517	—	153,357	24,427	186,301
R. Brent Jones	—	19,355	—	20,000	39,355
Corey Walker	—	19,355	—	21,950	41,305
Benoit Gourdier	—	5,355	—	24,727	30,082
Claudius Sokenu	—	19,355	—	20,957	40,312
Michael Stubblefield	—	19,355	—	20,000	39,355
(a)The amount represent our contribution to the UK Savings Plan on behalf of Mr. Ligner and has been converted from British
Pounds Sterling to U.S. dollars using the average of the monthly average exchange rates for 2025 (1.31873).
(b)Amounts represent our matching and nonelective contributions to the Savings Plan on behalf of such executive with respect to fiscal year 2025.
(c)For Messrs. Walker, Gourdier and Sokenu, amounts represent the cost of providing financial planning services and the cost of providing an annual physical examination. For Messrs. Jones and Stubblefield, amounts represent the cost of providing financial planning services. For Mr. Ligner, amounts represent the cost of providing financial planning services and a car allowance, each of which has been converted from British Pounds Sterling to U.S. dollars using the average of the monthly average exchange rates for 2025 (1.31873).
(6)Mr. Stubblefield was our Chief Executive Officer until August 17, 2025.  After August 18, 2025, Mr. Stubblefield remained an employee of the Company until February 28, 2026.

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Grants of Plan-Based Awards
The following table provides information about equity and non-equity awards issued to our named executive officers in
2025.

Name	Award Type		Estimated possible payments under Non-equity incentive plan awards (1)			Estimated possible payments under equity incentive plan awards (2)			All other Stock awards: number of shares of Stock or units (#)(3)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($)(4)	Grant date fair value of stock and option awards (S)(5)
		Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Emmanuel Ligner(6)	ICP		766,512	1,533,024	3,066,047	—	—	—	—	—	—	—
	PPNQ	8/18/2025	—	—	—	—	—	—	—	573,394	14.04	2,499,998
	RSUs	8/18/2025	—	—	—	—	—	—	195,924	—	—	2,499,990

R. Brent Jones	ICP	—	264,000	528,000	1,056,000	—	—	—	—	—	—	—
	PSUs	2/20/2025	—	—	—	42,882	85,763	171,526		—	—	1,466,119
	NQ	2/20/2025	—	—	—	—	—	—	—	103,878	17.49	749,999
	RSUs	2/20/2025	—	—	—	—	—	—	80,045	—	—	1,399,987
	RSUs	5/9/2025	—	—	—	—	—	—	162,866	—	—	1,957,649

Corey Walker	ICP	—	280,000	560,000	1,120,000	—	—	—	—	—	—	—
	PSUs	2/20/2025	—	—	—	42,882	85,763	171,526	—	—	—	1,466,119
	NQ	2/20/2025	—	—	—	—	—	—	—	103,878	17.49	749,999
	RSUs	2/20/2025	—	—	—	—	—	—	42,881	—	—	749,989
	RSUs	5/9/2025	—	—	—	—	—	—	162,866	—	—	1,957,649

Benoit Gourdier	ICP	—	220,000	440,000	880,000	—	—	—	—	—	—	—
	PSUs	2/20/2025	—	—	—	35,735	71,470	142,940	—	—	—	1,221,780
	NQ	2/20/2025	—	—	—	—	—	—	—	86,565	17.49	624,999
	RSUs	2/20/2025	—	—	—	—	—	—	35,734	—	—	624,988
	RSUs	5/9/2025	—	—	—	—	—	—	162,866	—	—	1,957,649

Claudius Sokenu	ICP	—	206,250	412,500	825,000	—	—	—	—	—	—	—
	PSUs	2/20/2025	—	—	—	21,441	42,882	85,764	—	—	—	733,068
	NQ	2/20/2025	—	—	—	—	—	—	—	51,939	17.49	375,000
	RSUs	2/20/2025	—	—	—	—	—	—	21,440	—	—	374,986
	RSUs	5/9/2025	—	—	—	—	—	—	122,149	—	—	1,468,231

Michael Stubblefield	ICP	—	1,140,000	1,881,000	3,762,000	—	—	—	—	—	—	—
	PSUs	2/20/2025	—	—	—	157,233	314,466	628,932	—	—	—	5,375,796
	NQ	2/20/2025	—	—	—	—	—	—	—	380,886	17.49	2,749,997
	RSUs	2/20/2025	—	—	—	—	—	—	157,232	—	—	2,749,988

(1)These columns reflect the potential payments under the ICP for 2025 performance including maximum achievement of the corporate targets and individual performance objectives, to the extent applicable. For more information regarding the 2025 ICP, including the corporate target and individual strategic goal component see “Executive Compensation — Elements of Compensation — What We
Pay and Why — Performance-Based Cash Incentive Compensation.”
(2)These share amounts represent the possible performance stock unit award payouts at various levels of attainment for the performance period beginning January 1, 2025 and ending December 31, 2027 issued pursuant to the 2019 Equity Incentive Plan.
(3)Represents restricted stock units issued pursuant to the 2019 Equity Incentive Plan.
(4)For Mr. Ligner, represents premium-priced non-qualified stock options (“PPNQ”) issued with an exercise price equal to 110% of the closing price of Avantor stock ($12.76) on the August 18, 2025 grant date.
(5)Amounts reflect the aggregate grant date fair value of premium priced non-qualified stock options, non-qualified stock options, restricted stock units and performance stock units granted to our named executive officers in 2025 in accordance with Topic 718. For the assumptions used in determining the grant date fair value under Topic 718, see footnote 2 to the Summary Compensation Table.
These amounts do not correspond to the actual value that will be received by the named executive officer.
(6)The threshold, target and maximum amounts for Mr. Ligner are calculated based on the conversion of his 2025 base salary to U.S.
dollars using the exchange rates described in footnote (1) to the Summary Compensation Table.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-
Based Awards in 2025
Employment Arrangements
We have entered into written agreements with each of our named executive officers governing the terms of their respective employment with us.
Mr. Ligner’s Employment Agreement
Our UK subsidiary, VWR International Ltd., entered into the Ligner Agreement, effective as of July 15, 2025, pursuant to which Mr. Ligner serves as our President and Chief Executive Officer. The Ligner Agreement continues until terminated by either party providing at least 90 days’ written notice (other than in the event of a termination of Mr. Ligner by the
Company for “cause” (as defined in the Ligner Agreement)). Upon receipt of a work visa granting Mr. Ligner authorization to work in the United States, the Ligner Agreement will also terminate, and he will be employed by the Company on substantially consistent terms.
The Ligner Agreement provides for a base salary subject to review and adjustment no less frequently than annually by our
Board, as well as the opportunity to earn an annual bonus in a threshold amount of 75% of base salary, a target amount equal to 150% of base salary and a maximum amount equal to 300% of base salary in accordance with the terms of the
Ligner Agreement and the financial metrics under the Company’s annual bonus plan. For more information, see “Elements of Compensation — What We Pay and Why — Performance-Based Cash Incentive Compensation.”
In addition, the Ligner Agreement provides Mr. Ligner with standard benefits normally provided to other senior executives, including payment for or reimbursement of commercially reasonable out-of-pocket business expenses; five weeks of paid vacation; and certain payments and benefits in the event that Mr. Ligner’s employment is terminated under specified circumstances, subject to compliance with certain restrictive covenants. For more information, see “Executive
Compensation — Executive Compensation Tables —Termination and Change in Control Arrangements.”
Employment Agreements with Messrs. Jones, Walker, Gourdier and Sokenu
We entered into employment agreements with Mr. Jones effective as of July 12, 2023 , Mr. Walker effective as of June 19,
2024, Mr. Gourdier effective as of July 19, 2023 and Mr. Sokenu, effective as of May 19, 2023, (each an “EVP
Employment Agreement” and collectively, the “EVP Employment Agreements”) pursuant to which each serves or served, as applicable, in the positions and with a base salary as described above. Messrs. Jones, Walker and Gourdier's EVP
Employment Agreements provide for the opportunity to earn an annual bonus with a target amount equal to 80% of base salary. Mr. Sokenu's EVP Employment Agreement provides for the opportunity to earn an annual bonus with a target amount equal to 75% of base salary. Each EVP Employment Agreement provides the applicable named executive officer with the opportunity to earn an annual bonus in accordance with the terms of the 2025 ICP. For more information, see
“Executive Compensation — Elements of Compensation — What We Pay and Why — Performance-Based Cash
Incentive Compensation.”
Pursuant to their respective EVP Employment Agreements, each applicable named executive officer is also provided with all standard benefits that we normally provide to other similarly-situated executives. Each named executive officer is provided with four weeks of, paid vacation per year. Each EVP Employment Agreement also provides for certain payments and benefits in the event that the applicable named executive officer’s employment is terminated under specified circumstances. For more information, see “Executive Compensation — Executive Compensation Tables — Termination
and Change in Control Arrangements.”

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Mr. Stubblefield’s Transition Agreement
In April 2025, we determined to end the employment of Mr. Stubblefield and entered into the Transition Agreement which provided for a transition period wherein Mr. Stubblefield would remain employed as the Director, President and Chief
Executive Officer until a successor was appointed and following such appointment, Mr. Stubblefield would remain a non-
executive employee advisor until February 28, 2026, to facilitate a smooth transition. As part of the Transition Agreement, upon the termination of his employment on February 28, 2026, Mr. Stubblefield was eligible to receive the contractual involuntary separation payments and benefits under his existing employment agreement, subject to his execution and non-revocation of a release of claims.  For purposes of his 2025 annual bonus, Mr. Stubblefield’s individual performance metrics were deemed achieved based on the Company’s financial performance levels.  No equity awards were accelerated in connection with the transition or subject to continued vesting following the transition, and Mr. Stubblefield remains subject to the restrictive covenants in his employment agreement.

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Outstanding Equity Awards at 2025 Fiscal Year-End
The following table provides information as of December 31, 2025, regarding the outstanding equity awards of our named executive officers under the 2019 Equity Incentive Plan, the Vail Holdco Corp Equity Incentive Plan (the “Vail Plan”) and
Legacy Avantor Equity Plan. For more information, see “Executive Compensation — Elements of Compensation — Long
Term Incentive Programs.”

Name	Grant Date	Option awards				Stock awards
		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise price ($)	Option Date Expiration	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)(3)
Emmanuel Ligner	08/18/25	—	573,394	14.04	18/08/2035	195,924	2,245,289	—	—

R. Brent Jones	08/07/23	147,779	147,780	20.76	08/07/33	—	—	61,717	707,277
	02/23/24	20,918	41,835	24.35	02/23/34	17,111	196,092	25,667	294,144
	02/20/25	—	103,878	17.49	02/20/35	80,045	917,316	42,882	491,422
	05/09/25	—	—	—	—	162,866	1,866,444	—	—

Corey Walker	06/21/24	23,488	46,974	22.12	06/21/34	18,836	215,861	28,255	323,797
	02/20/25	—	103,878	17.49	02/20/35	42,881	491,416	42,882	491,422
	05/09/25	—	—	—	—	162,866	1,866,444	—	—

Benoit Gourdier	10/02/23	19,640	19,641	20.85	10/02/33	8,393	96,184	—	—
	02/23/24	20,918	41,835	24.35	02/23/34	17,111	196,092	25,667	294,144
	02/20/25	—	86,565	17.49	02/20/35	35,734	409,512	35,735	409,523
	05/09/25	—	—	—	—	162,866	1,866,444	—	—

Claudius Sokenu(5)	07/24/23	16,464	16,465	22.84	07/24/33	6,841	78,398	13,682	156,796
	02/23/24	14,225	28,449	24.35	02/23/34	11,635	133,337	17,454	200,017
	02/20/25	—	51,939	17.49	02/20/35	21,440	245,702	21,441	245,714
	05/09/25	—	—	—	—	122,149	1,399,828	—	—

Michael Stubblefield	09/30/16	750,000	—	13.11	09/30/26	—	—	—	—
	12/13/17	3,380,200	—	23.21	12/13/27	—	—	—	—
	02/20/20	456,204	—	17.67	02/20/30	—	—	—	—
	02/25/21	234,192	—	27.64	02/25/31	—	—	—	—
	02/23/22	151,607	50,536	33.09	02/23/32	17,472	200,229	—	—
	02/24/23	119,957	119,958	24.62	02/24/33	49,502	567,293	99,005	1,134,592
	02/23/24	87,853	175,705	24.35	02/23/34	71,868	823,607	107,803	1,235,417
	02/20/25	—	380,886	17.49	02/20/35	157,232	1,801,879	157,233	1,801,890
(1)The stock options granted from February 2021 through October 2023 vest at a rate of 25% per year on each anniversary of the date of grant and the stock options granted from February 23, 2024, through August 18, 2025, vest at a rate of one-third per year on each anniversary of the date of grant, in each case, subject to the named executive officer’s continued employment through such date.
(2)Restricted stock units granted from February 2021 through October 2023 vest at a rate of 25% per year on each anniversary of the date of grant and the restricted stock units granted on February 23, 2024, February 20, 2025 and August  20, 2025 vest at a rate of one-third per year on each anniversary of the date of grant, the restricted stock units granted on May 9, 2025 vest at a rate of 100%
on second anniversary of the date of grant, in each case, subject to the named executive officer’s continued employment through such date.
(3)Market value is calculated based on the closing price of Avantor’s common stock on December 31, 2025 as reported on the NYSE
($11.46 per share).

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(4)Represents the number of performance stock units at next higher level attainment. performance stock units cliff-vest, if at all, subject to attainment of the applicable performance metrics at the end of the three-year performance period.
(5)On July 24, 2023, Mr. Sokenu received (i) 10,945 restricted stock units that vest at a rate of 50% per year on each anniversary of the date of grant and (ii) 13,682 restricted stock units and 32,929 stock options that vest at a rate of 25% per year on each anniversary of the date of grant.  In the event of his termination without cause, the remaining unvested portion of Mr. Sokenu's July 24, 2023 awards will vest in full.
Options Exercised and Stock Vested
The following table sets forth the value realized upon exercise of stock options and vesting of restricted stock units during fiscal year 2025 by each of the named executive officers.

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting	Value realized on vesting ($)(2)
Emmanuel Ligner	—	—	—	—
R. Brent Jones	—	—	8,556	148,019
Corey Walker	—	—	9,418	127,802
Benoit Gourdier	—	—	12,753	205,811
Claudius Sokenu	—	—	14,712	225,256
Michael Stubblefield	—	—	96,246	1,673,967
(1)Value realized on exercise is based on the fair market value of Avantor’s common stock on the date of exercise minus the exercise price and does not necessarily reflect cash actually received by the named executive officer.
(2)Value realized on vesting is based on the fair market value of Avantor’s common stock on the date of vesting before tax withholding and does not necessarily reflect cash actually received by the named executive officer.
Pension Benefits
Supplemental Savings Retirement Plan
Mr. Stubblefield was eligible to participate in the SSRP. The SSRP was a nonqualified deferred compensation plan that became effective November 14, 2013 and was closed to additional contribution in September 2014. Under the SSRP, eligible participants were entitled to defer up to 50% of their base salaries and up to 100% of their annual bonus awards.
Earnings and losses on each notional account are credited based on the performance of the benchmark funds available under the SSRP that the participant selects. Any deferred amounts and earnings and losses thereon will be credited to a notional account for the applicable participant and become a liability for us to such participant.
The table below provides information with respect to Mr. Stubblefield’s SSRP notional accounts.

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings (losses) in last FY ($)	Aggregate (withdrawals) distributions ($)	Aggregate balance at last FYE ($)
Michael Stubblefield	—	—	716	—	4,209

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Termination and change in control arrangements
Ligner Agreement
Involuntary termination without cause (other than due to death or disability) or voluntary termination for good reason. In the event Mr. Ligner’s employment is terminated by us without “cause” or he resigns for “good reason” (as such terms are defined in the Ligner Agreement), in each case, subject to continued compliance with the restrictive covenants described below and the execution and non-revocation of a release of claims against us, we will provide him with:
•an amount equal to two times (or three times if such termination occurs within a two-year period following a “change in control” as defined in the Company’s 2019 Equity Incentive Plan) the sum of (i) basic pay as of the Termination Date and (ii) target annual bonus, in addition to any payment in lieu of notice and statutory payments, as applicable (the
“Severance Payment”). Payments will begin as soon as practicable following the termination date, not to exceed 60 days following the termination date. Any Severance Payments that are delayed as a result of the execution of the separation and release agreement will be paid as part of the first installment of the Severance Payment;
•a pro-rata portion of the annual bonus for the fiscal year in which the Termination Date occurs based on achievement of target performance for such year determined by multiplying the amount of the target annual bonus for the full fiscal year by a fraction, the numerator of which is the number of days during the fiscal year in which the Termination Date occurs that Mr. Ligner had been employed, and the denominator of which is 365; and
•a lump-sum cash payment in an amount equal to $75,000 if a Qualifying Termination occurs following Mr. Ligner’s relocation to the United States.
Restrictive covenants. As a result of the restrictive covenants contained in the Ligner Agreement, Mr. Ligner agreed not to disclose our confidential information at any time, and for the period during which he is employed by us and for the one-
year period thereafter, he has also agreed not to solicit our employees or customers, compete with us, or interfere with our business. In addition, Mr. Ligner has agreed not to disparage us at any time, and we have agreed to instruct our officers and directors not to publicly disparage Mr. Ligner.
Executive Severance and Change in Control Plan
In 2025, the Company established the Severance Plan applicable to its U.S.-based executive officers, transitioning from employment agreement based severance provisions.
Involuntary Termination without “Cause” Not Following a Change in Control. In the event that any of Messrs. Jones,
Walker, Gourdier and Sokenu is terminated by us without “cause,” other than within a two-year period following a “change in control” (as such terms are defined in the Severance Plan), subject to continued compliance with the restrictive covenants described below and the execution and non-revocation of a release of claims against us, we will provide him with:
•an amount equal to one times his then-current base salary, paid in equal installments in accordance with our standard payroll policies, for a period of 12 months;
•an amount equal to one times his then-current target bonus opportunity, paid in equal installments in accordance with our standard payroll policies, for a period of 12 months; and
•an amount equal to one times his then-current target bonus opportunity, prorated for the year of such termination, paid at target in equal installments in accordance with our standard payroll policies, for a period of 12 months;
•continued medical insurance benefits that the applicable named executive officer would otherwise be eligible to receive as an active employee for 12 months following the termination date, or, if earlier, until the date upon which the applicable named executive officer becomes eligible to receive medical benefits from a subsequent employer; and
•if such termination occurs prior to May 6, 2027, all unvested equity will continue to vest for 12 months post-termination.
Involuntary termination without cause or voluntary termination for good reason following a change in control. In the event that any of Messrs. Jones, Walker, Gourdier and Sokenu are terminated by us without “cause” or resigns for “good reason,” in each case within a two-year period following a “change in control” (as such terms are defined in the Severance
Plan) and subject to continued compliance with the restrictive covenants described below and the execution and non-
revocation of a release of claims against us, we will provide him with:

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•an amount equal to two times his then-current base salary, paid in equal installments in accordance with our standard payroll policies, for a period of 12 months;
•an amount equal to two times his then-current target bonus opportunity, paid in equal installments in accordance with our standard payroll policies, for a period of 12 months; and
•an amount equal to one times his then-current target bonus opportunity, prorated for the year of such termination, paid at target in equal installments in accordance with our standard payroll policies, for a period of 12 months; and
•continued medical insurance benefits that the applicable named executive officer would otherwise be eligible to receive as an active employee for 18 months (following the termination date, or, if earlier, until the date upon which the applicable named executive officer becomes eligible to receive medical benefits from a subsequent employer.
Restrictive covenants. As a result of the restrictive covenants contained in the Severance Plan, each of Messrs. Jones,
Walker, Gourdier and Sokenu agreed not to disclose our confidential information at any time. Each has also agreed for the period they are employed by us and for the one-year (two years with respect to the solicitation of our employees or customers) period thereafter, not to compete with us or solicit our employees or customers. Messrs. Jones, Walker,
Gourdier and Sokenu have also agreed not to disparage us at any time.
Section 280G “Golden Parachute” Treatment. The Severance Plan provides that if any payments or benefits to which the participant becomes entitled would be considered “excess parachute payments” under Section 280G of the Code, then the amount of such payments will be reduced to avoid such characterization and the resulting excise taxes if such reduction in payments will put the participant in a better net after tax position.
Stubblefield Agreement
Involuntary termination without cause (other than due to death or disability) or voluntary termination for good reason. In the event Mr. Stubblefield’s employment had been terminated by us without “cause” or he resigns for “good reason” (as such terms are defined in the Stubblefield Agreement), in each case, subject to continued compliance with the restrictive covenants described below and the execution and non-revocation of a release of claims against us, we were to provide him with:
•an amount equal to two times his then-current base salary (or three times if such termination had occurred within a two-
year period following a “change in control” (as defined in the Company’s 2019 Equity Incentive Plan), paid in equal installments in accordance with our standard payroll policies, for a period of 24 months (or 36 months if such termination occurs within a two-year period following a “change in control”), beginning on the first payroll date following the 45th day after the termination date;
•an amount equal to his then-current target bonus opportunity (or three times if such termination had occurred within a two-year period following a “change in control”), paid in equal installments in accordance with our standard payroll policies, for a period of 12 months (or 36 months if such termination had occurred within a two year period following a
“change in control”), beginning on the first payroll date following the 45th day after the termination date; and
•continued medical insurance benefits that Mr. Stubblefield would have otherwise been eligible to receive as an active employee for 24 months (or 36 months if such termination had occurred within a two year period following a “change in control”) following the termination date, or, if earlier, until the date upon which Mr. Stubblefield had become eligible to receive medical benefits from a subsequent employer.
Restrictive covenants. As a result of the restrictive covenants contained in the Stubblefield Agreement, Mr. Stubblefield agreed not to disclose our confidential information at any time, and for the period during which he is employed by us and for the one-year period thereafter, he has also agreed not to solicit our employees or customers, compete with us, or interfere with our business. In addition, Mr. Stubblefield has agreed not to disparage us at any time, and we have agreed to instruct our officers and directors not to publicly disparage Mr. Stubblefield.

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Section 280G “Golden Parachute” Treatment. The Stubblefield Agreement provided that if any payments or benefits to which he becomes entitled would be considered “excess parachute payments” under Section 280G of the Code, then the amount of such payments will be reduced to avoid such characterization and the resulting excise taxes if such reduction in payments will put Mr. Stubblefield in a better net after tax position.
Potential Payments upon Termination or Change in Control
The following table describes the potential payments and benefits that would have been payable to our named executive officers assuming an eligible termination (as described above under “Executive Compensation — Executive
Compensation Tables — Termination and Change in Control Arrangements”) of their employment on December 31, 2025, the last business day of 2025, and a change in control also occurring on such date.
The amounts shown in the table below do not include:
•payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the named executive officers; or
•distributions of previously vested plan balances under the Savings Plan and the SSRP (for more information about the
SSRP, see “Executive Compensation — Executive Compensation Tables — Supplemental Savings Retirement Plan”).

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Name	Involuntary termination without cause ($)(1)	Termination due to death or disability ($)(2)		Change in control(4)
			Retirement (3)	Without termination	With involuntary termination without cause or resignation for good reason ($)
Emmanuel Ligner
Cash severance	5,110,079	4,088,063	—	—	7,665,118
Annual cash incentive	1,533,024	—	—	—	1,533,024
Equity awards (continued or accelerated vesting)(5)	—	2,245,289	—	—	2,245,289
Estimated health & welfare benefits	—	—	—	—	—
Total	6,643,102	6,333,352	—	—	11,443,431
R. Brent Jones
Cash severance	1,188,000	—	—	—	2,376,000
Annual cash incentive	528,000	—	—	—	528,000
Equity awards (continued or accelerated vesting)(5)	3,755,797	5,965,537	—	1,414,554	5,965,537
Estimated health & welfare benefits	6,443	—	—	—	9,664
Total	5,478,240	5,965,537	—	1,414,554	8,879,202
Corey Walker
Cash severance	1,260,000	—	—	—	2,520,000
Annual cash incentive	560,000	—	—	—	560,000
Equity awards (continued or accelerated vesting)(5)	2,138,184	4,204,158	—	—	4,204,158
Estimated health & welfare benefits	18,713	—	—	—	28,070
Total	3,976,897	4,204,158	—	—	7,312,228
Benoit Gourdier
Cash severance	990,000	—	—	—	1,980,000
Annual cash incentive	440,000	—	—	—	440,000
Equity awards (continued or accelerated vesting)(5)	2,149,082	3,975,566	—	96,184	3,975,566
Estimated health & welfare benefits	51,212	—	—	—	76,818
Total	3,630,294	3,975,566	—	96,184	6,472,384
Claudius Sokenu
Cash severance	962,500	—	—	—	1,925,000
Annual cash incentive	412,500	—	—	—	412,500
Equity awards (continued or accelerated vesting)(5)	1,940,384	3,062,318	—	391,989	3,062,318
Estimated health & welfare benefits	5,987	—	—	—	8,980
Total	3,321,371	3,062,318	—	391,989	5,408,798
Michael Stubblefield
Cash Severance	2,280,000	—	—	—	3,420,000
Annual Cash Incentive	1,881,000	—	—	—	5,643,000
Equity Awards (continued or accelerated vesting)(5)	—	11,736,805	—	3,036,705	11,736,805
Estimated health & welfare benefits	41,771	—	—	—	62,656
Total	4,202,771	11,736,805	—	3,036,705	20,862,461
(1)Upon termination without “cause” or for “good reason” (as such term is defined in the Ligner Agreement, the Severance Plan or the
Stubblefield Agreement, as applicable), (i) Mr. Ligner is generally entitled to the sum of (a) two times the sum of his then current base salary and target bonus and (b) his target bonus for the year (prorated for the year of termination in which termination occurs, payable in equal installments over the 12-month period following termination; and (ii) Messrs. Jones, Walker, Gourdier and Sokenu are
generally entitled to the sum of (a) one times the sum his then current base salary plus his target bonus and (b) his target bonus for the year (prorated for the year of termination in which termination occurs, payable in equal installments over the 12-month period following termination and (c) if such termination occurs prior to May 6, 2027, all unvested equity will continue to vest for 12 months post-termination and (d) are entitled to continued health benefits for up to 12 months following termination, and (iii) Mr. Stubblefield was generally entitled to (x) two times the sum of his then current base salary payable in equal installments over the 24-month period following termination, (y) one times his target bonus for the year in which the termination occurs payable in equal installments over the 12-month period following termination and (z) continued health benefits for up to 24 months following termination, and (iv) the equity awards granted to Mr. Sokenu upon joining the Company on July 23, 2023 will vest in full upon a qualifying termination per the terms of his employment agreement.

77
Executive Compensation Tables
(2)Upon termination by reason of death, the named executive officer’s beneficiary or estate, as applicable, will be entitled to receive compensation and benefits accrued prior to the death plus (i) all unvested restricted stock units will vest, (ii) all unvested stock options will vest and remain exercisable for one year from the date of death and (iii) all unvested performance stock units will vest at the target level of achievement. Upon termination by reason of disability, the named executive officer will be entitled to receive compensation and benefits accrued prior to the disability plus (x) all unvested restricted stock units will vest, (y) all unvested stock options will vest and remain exercisable for one year from the date of disability and (z) all unvested performance stock units will vest at the target level of achievement.
(3)Represents the value associated with the continued vesting of unvested equity that would apply under each grant’s retirement provisions with respect to each named executive officer who met the eligibility requirements for retirement as of December 31, 2025.
Retirement is defined as termination of employment (other than for Cause) after reaching age 55, where the sum of age and years of continuous employment equals at least 65.  As of December 31, 2025, none of our named executive officers were retirement eligible.
(4)Upon an involuntary termination within two years of a change in control or a resignation for “good reason” (such good reason termination within two years of a change in control) (as such term is defined in the Ligner Agreement, Severance Plan or the
Stubblefield Agreement, as applicable), (i) Mr. Ligner is generally entitled to the sum of (a) three times the sum of his then current base salary and target bonus and (b) his target bonus for the year (prorated for the year of termination in which termination occurs, payable in equal installments over the 12-month period following termination; and (ii) Messrs. Jones, Walker, Gourdier and Sokenu
are generally entitled to the sum of (a) two times the sum his then current base salary plus target bonus and (b) his target bonus for the year (prorated for the year of termination in which termination occurs, payable in equal installments over the 12-month period following termination and (c) are entitled to continued health benefits for up to 18 months following termination, and (iii) Mr.
Stubblefield was entitled to (a) three times the sum of his then current base salary plus target bonus for the year in which the termination or resignation occurs payable in equal installments over the 36-month period following termination and (b) continued
health benefits for up to 36 months following termination. The Severance Plan and Stubblefield Agreement provide that if any payments or benefits to which the participant becomes entitled would be considered “excess parachute payments” under Section
280G of the Code, then the amount of such payments will be reduced to avoid such characterization and the resulting excise taxes if such reduction in payments will put the participant in a better net after tax position. The amount above reflects no reduction of payments.
(5)Represents the value of all performance stock units, unvested stock options and restricted stock units issued by the Company that would vest upon death, disability or a change in control and assumes a change in control price of $11.46, which was the closing price of Avantor’s common stock as reported on the NYSE on December 31, 2025. “Double-trigger” change in control vesting provisions were adopted in 2024 for all equity awards granted in 2024 and all future awards.
CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees (other than the CEO). Because the SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies and assumptions, to apply certain exclusions, and to make reasonable estimates that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable with the pay ratio that we report.
For fiscal 2025:

Median Employee Total Annual Compensation:	$47,791
CEO Total Annual Compensation:	$7,090,019
Ratio of CEO Pay to Median Employee Compensation:	148:1
We believe the foregoing ratio is a reasonable estimate calculated in a manner consistent with the SEC rules.
Because we did not experience any material changes to our employee population or changes in employee compensation arrangements during 2025, in accordance with SEC rules, we used the median employee identified and reported in 2024 using data as of December 31, 2024 for purposes of calculating the pay ratio disclosure with respect to 2025 and that using this median employee will not significantly affect our pay ratio disclosure.

78	2026 Proxy Statement

Equity Compensation Plans
The following table provides information as of December 31, 2025 regarding the number of shares of our common stock that may be issued under our equity compensation plans:

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and rights (Millions)(#)(a))		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column(a)) (Millions)(#)(c)
Equity Compensation Plans Approved by Security Holders	18.4	(1)	21.18	44.2	(2)
Equity Compensation Plans Not Approved by Security Holders	—		—	—
Total	18.4		21.94	44.2
(1)The number of securities to be issued upon exercise of outstanding options, warrants and rights includes 6.4 million options issuable pursuant to outstanding equity awards under the Avantor, Inc. 2019 Equity Incentive Plan. The weighted-average exercise price of such options is $22.34. It also includes 4.6 million shares issuable pursuant to outstanding equity awards under the Vail Holdco
Equity Incentive Plan. The weighted-average exercise price of such options is $23.21. It also includes 0.9 million shares issuable pursuant to outstanding equity awards under the Avantor Funding, Inc. 2016 Equity Incentive Plan. The weighted-average exercise price of such options is $12.42. Reflects the weighted average exercise price of stock options only. As restricted stock unit awards have no exercise price, they are excluded from the weighted average exercise price calculation set forth in column (b).
(2)The number of securities remaining available for issuance includes 37.5 million shares that can be issued pursuant to future awards under the 2019 Equity Incentive Plan as well as 0.9 million shares that can be issued pursuant to the Avantor, Inc. 2019 Employee
Stock Purchase Plan. The maximum number of shares that may be granted under the 2019 Equity Incentive Plan is 23,500,000 shares without giving effect to any “evergreen” increase, pursuant to which such “Absolute Share Limit” is automatically increased on the first day of each fiscal year through 2029 in an amount equal to the lower of (x) 1% of the total number of shares outstanding on the last day of the immediately preceding fiscal year and (y) a lower number of shares determined by the Board of Directors.

79

Pay Versus Performance Disclosure
In accordance with SEC rules, we prepared the analysis set forth below of the relationship between the compensation actually paid to our principal executive officer (“PEO”) and non-PEO named executive officers (the “Non-PEO NEOs”), and certain financial performance measures over the last five years.
Pay Versus Performance Disclosure Table
The following table sets forth the compensation for our PEO and the average compensation for our Non-PEO NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the compensation actually paid
("CAP") to such individuals, as defined under SEC rules, for each of 2024, 2023, 2022, 2021 and 2020. The table also provides information on our cumulative total stockholder return ("TSR"), the cumulative TSR of our peer group, Net
Income and Revenue over such years in accordance with SEC rules.
PAY VERSUS PERFORMANCE TABLE

							Value of Initial fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for Emmanuel Ligner	Compensation Actually Paid to Emmanuel Ligner	Summary Compensation Table Total for Michael Stubblefield	Compensation Actually Paid to Michael Stubblefield	Average Summary Compensation Table Total for Non-PEO NEOs(1)(d)	Average Compensation Actually Paid to Non-PEO NEOs(2) (e)	Avantor Total Stockholder Return(3) (f)	Peer Group Total Stockholder Return (g)	Net Income(4) (millions) (h)	Company Selected Measure (Revenue) (millions) (i)
2025	$5,895,624	$6,099,867	$13,077,931	$(1,380,512)	$5,375,454	$2,060,367	$40.71	$148.36	$(530.2)	$6,552.2
2024	$—	$—	$14,525,638	$11,178,551	$3,426,772	$1,778,724	$116.09	$146.87	$711.5	$6,783.6
2023	$—	$—	$12,338,767	$8,925,771	$3,683,836	$2,493,597	$125.79	$143.18	$321.1	$6,967.2
2022	$—	$—	$10,831,766	$(28,632,167)	$2,553,081	$(7,183,678)	$116.20	$140.29	$686.5	$7,512.4
2021	$—	$—	$13,260,913	$45,709,309	$3,538,486	$12,019,256	$232.18	$143.09	$572.6	$7,386.1
Notes:
(1)Compensation for our Current PEO, Emmanuel Ligner and Former PEO, Michael Stubblefield, reflects the amounts reported in the
“Summary Compensation Table” for the respective years. Average compensation for our non-PEO NEOs included: (a) for 2025, R.
Brent Jones, Corey Walker, Benoit Gourdier and Claudius Sokenu; (b) for 2024, R. Brent Jones, Benoit Gourdier, James Bramwell,
Randy Stone and Claudius Sokenu; (c) for 2023, R. Brent Jones, Randy Stone, James Bramwell, Frederic Vanderhaegen, Gerard
Brophy and Thomas Szlosek; and (d) for 2022 and 2021, Thomas Szlosek, Frederic Vanderhaegen, Gerard Brophy and Sheri Lewis.
(2)Compensation “actually paid” for the PEO and average compensation “actually paid” for our non-PEOs NEOs in each of 2025, 2024,
2023, 2022 and 2021 reflects the respective amounts set forth in columns (b) and (d) of the table above, adjusted as set forth in the tables below, as determined in accordance with SEC rules. The dollar amounts reflected in columns (b) and (d) of the table above do not reflect the actual amount of compensation earned by or paid to the PEO and our other Non-PEO NEOs during the applicable year. For more information regarding the decisions made by our Compensation and Human Resources Committee in regard to the
PEO’s and our other Non-PEO NEOs’ compensation for fiscal year 2025, see “Compensation Discussion and Analysis —
Compensation Philosophy and Objectives — How We Make Compensation Decisions.”

80	2026 Proxy Statement
Pay Versus Performance Disclosure
PEO SUMMARY COMPENSATION TABLE TOTAL TO COMPENSATION ACTUALLY PAID RECONCILIATION:

	Current PEO	Former PEO Michael Stubblefield
	2025	2025	2024	2023	2022	2021
Total Compensation as reported in SCT	$5,895,624	$13,077,931	$14,525,638	$12,338,767	$10,831,766	$13,260,913
Subtract change in the actuarial present value of pension benefits	$—	$—	$—	$(7,895)	$—	$(5,342)
Add service cost of pension benefits	$—	$—	$—	$2,684	$3,421	$3,388
Subtract grant date fair value of equity awards granted during covered year reported in SCT	$(4,999,988)	$(10,875,781)	$(11,276,173)	$(10,966,272)	$(9,684,956)	$(8,633,149)
Add fair value of equity compensation granted in current year – value at year-end	$5,204,231	$5,669,429	$9,149,167	$7,305,449	$3,260,458	$18,576,571
Add dividends accrued on unvested shares/share units	$—	$—	$—	$—	$—	$—
Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$—	$(6,197,315)	$(1,323,388)	$(921,458)	$(28,816,798)	$17,291,985
Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$—	$(579,577)	$463,117	$1,174,497	$(4,226,057)	$5,214,944
Subtract fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during current fiscal year	$—	$(2,475,199)	$(359,810)	$—	$—	$—
Compensation Actually Paid to PEO	$6,099,867	$(1,380,512)	$11,178,551	$8,925,771	$(28,632,167)	$45,709,309
AVERAGE NON-PEO SUMMARY COMPENSATION TABLE TOTAL TO COMPENSATION ACTUALLY
PAID RECONCILIATION:

Non-PEO NEOs (Average)	2025	2024	2023	2022	2021
Total Compensation as reported in SCT	$5,375,454	$3,426,772	$3,683,836	$2,553,081	$3,538,486
Subtract change in the actuarial present value of pension benefits	$—	$—	$(5,613)	$(1,726)	$(2,787)
Add service cost of pension benefits	$—	$—	$1,806	$2,495	$2,491
Subtract grant date fair value of equity awards granted during fiscal year reported in SCT	$(4,469,553)	$(2,405,576)	$(3,117,887)	$(1,963,157)	$(1,861,530)
Add fair value of equity compensation granted in current year – value at year-end	$3,144,766	$1,516,142	$2,221,730	$660,865	$4,005,523
Add dividends accrued on unvested shares/share units	—	—	—	$—	$—
Add/subtract change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(1,345,092)	$(193,197)	$(81,272)	$(6,381,045)	$5,398,965
Add/subtract change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$(173,945)	$(72,956)	$138,465	$(2,054,191)	$938,108
Subtract fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during current fiscal year	$(471,263)	$(492,462)	$(347,467)	$—	$—
Compensation Actually Paid to Non-PEO NEOs	$2,060,367	$1,778,724	$ 2,493,597	$(7,183,678)	$ 12,019,256
(3)TSR is cumulative (assuming $100 was invested on December 31, 2020) for the measurement periods beginning on December 31,
2020 and ending on December 31 of each of 2025, 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item
201(e) of Regulation S-K. The peer group for purposes of this table is the S&P 500 Health Care Index. Historic stock price performance is not necessarily indicative of future stock performance.

81
Pay Versus Performance Disclosure
(4)Reflects “Net Income” in the Company’s Consolidated statements of operations included in its Annual Reports on Form  10-K for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021.
TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
The unranked list below represents, in Avantor’s view, Avantor’s most important financial measures used to link compensation to performance:

Company Performance Metrics(1)
Adjusted EPS
Adjusted Operating Income
Free Cash Flow
Relative TSR
Revenue
(1)For more information regarding these company performance metrics and their function in the Company’s executive compensation program, see “Compensation Discussion and Analysis.” For information about these non-GAAP financial measurements, including reconciliations to the most directly comparable GAAP-based financial measurements, see “Appendix A — Non-GAAP Financial
Measurements.”
Relationship between Compensation Actually Paid and
Company Performance
COMPENSATION ACTUALLY PAID VS. TOTAL STOCKHOLDER RETURN
As shown in the chart below, the PEO and other NEOs’ CAP amounts are aligned with our TSR. Our higher TSR in 2021
(both on an absolute basis and relative to the S&P 500 Health Care Index) directionally aligned with higher CAP for the
PEO and NEOs, while weaker performance resulted in negative CAP in 2022 and lower CAP in 2023, 2024 and 2025.

PEO CAP (In Millions)	Non-PEO NEOs CAP (In Millions)	Avantor TSR	S&P 500 Healthcare TSR
(a)Total stockholder return in the above chart, in the case of both the Company and our peer group as noted in footnote 3 of the above
Pay versus Performance Table, reflects the cumulative return of $100 as if invested on December 31, 2020 through December 31,
2025, calculated in accordance with Item 201(e) of Regulation S-K.
COMPENSATION ACTUALLY PAID VS. NET INCOME

82	2026 Proxy Statement
Pay Versus Performance Disclosure
Our strong Net Income growth in 2021 directionally aligned with higher CAP in that year, while Growth was slower in 2022,
2023 and in 2025, which aligned with lower compensation actually paid. The net income increase in 2024 is also aligned with the increase in CAP.

PEO CAP (In Millions)	Non-PEO NEOs CAP (In Millions)	Net Income (In Millions)
COMPENSATION ACTUALLY PAID VS. COMPANY SELECTED MEASURE
Our strong Revenue growth in 2021 directionally aligned with higher CAP for that year, while growth was slower in 2022,
2023, 2024 and 2025 which aligned with lower compensation actually paid.

PEO CAP (In Millions)	Non-PEO NEOs CAP (In Millions)	Revenue (In Millions)

83

PROPOSAL NO. 4 Ratification of Appointment of Independent Registered Public Accounting Firm	VOTE “FOR”

The Board of Directors recommends a vote “FOR” ITEM 4, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

The Audit and Finance Committee approved the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2026. The Board of Directors and the Audit and Finance Committee recommend that stockholders ratify this selection. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2010.
Although the Company is not required to seek stockholder approval of the auditor appointment, the Board believes that doing so is consistent with good corporate governance practices. If the appointment is not ratified, the Audit and Finance
Committee will explore the reasons for stockholder rejection and will reconsider the appointment.
A representative of Deloitte & Touche LLP will attend the Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

84	2026 Proxy Statement
Proposal 4 Ratification of Appointment of Independent Registered Public Accounting Firm
Report of the Audit and Finance Committee
Management has the responsibility for the Company’s financial statements and overall financial reporting process, including the Company’s systems of internal controls. The independent registered public accounting firm has the responsibility to conduct an independent audit in accordance with generally accepted auditing standards and to issue an opinion on the accuracy of the Company’s consolidated financial statements and the effectiveness of the Company’s internal controls. The Audit and Finance Committee’s responsibility is to monitor and oversee these processes.
The Audit and Finance Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2025. The Audit and Finance Committee has discussed with the
Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted accounting principles, the matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board. The
Audit and Finance Committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Finance Committee concerning independence, and has discussed with the independent registered public accounting firm its independence. In considering the independence of the Company’s independent registered public accounting firm, the Audit and Finance Committee took into consideration the amount and nature of the fees paid to the firm for non-audit services, as described below.
In reliance on the review and discussions described above, the Audit and Finance Committee has recommended to the
Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on
Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Respectfully submitted by the Audit and Finance Committee of the Board of Directors.
Joseph Massaro, Chair
Juan Andres
Simon Dingemans*
Louise Makin
Sanjeev Mehra*
Mala Murthy
*Messrs. Dingemans and Mehra were appointed to the Audit and Finance Committee on February 19, 2026 and did not participate in the reviews and discussions described in the Audit Committee Report prior to that date.

85
Proposal 4 Ratification of Appointment of Independent Registered Public Accounting Firm
Audit and Non-Audit Fees
Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal years ended December
31, 2024, and 2025. Fees and expenses for services rendered by Deloitte & Touche LLP in 2024 and 2025 were approved by our Audit and Finance Committee. We have determined that the provision of these services is compatible with maintaining the independence of our independent registered public accounting firm.
The following table presents Deloitte & Touche LLP’s fees and expenses for services rendered to us for the past two fiscal years (in thousands):

Year Ended December 31,
	2025 ($)	2024 ($)
Audit Fees(1)	5,572	5,186
Audit-Related Fees(2)	—	1,000
Tax Fees(3)	1,075	10
All Other Fees(4)	2	595
Total	6,649	6,791
(1)Audit fees include fees for professional services rendered for the audits of our annual financial statements, international statutory audits and the reviews of our interim financial statements, which were included in the year to which the audit or review related;
(2)Consist of fees billed for the audit of divested business unit financial statements and separate attestation engagements in connection with statutory audits.
(3)Consists of fees billed for services rendered in connection with tax compliance, tax advice and tax planning.
(4)For 2025, all other fees consists of fees billed for accounting research tools and related database subscriptions.  For 2024, all other fees primarily consists of fees billed for professional services rendered in connection with due diligence for a contemplated transaction.
Pre-approval Policy for Auditor Services
The Audit and Finance Committee has the sole and direct responsibility and authority for the appointment, termination and compensation to be paid to the independent registered public accounting firm. The Audit and Finance Committee has the responsibility to approve, in advance, all audit services and permissible non-audit services to be performed by the independent registered public accounting firm, as well as compensation to be paid with respect to such services.
Our Audit and Finance Committee Charter authorizes the Committee to delegate authority to pre-approve audit and permissible non-audit services to a member of the Committee. Any decisions made by such member under delegated authority must be presented to the full Audit and Finance Committee at its next scheduled meeting.

86	2026 Proxy Statement

Questions and Answers About the Meeting and Voting
1.Who can attend the Annual Meeting?
Stockholders of record as of March 13, 2026, will be able to attend and participate in the Annual Meeting online, vote and submit questions during the Annual Meeting by accessing www.virtualshareholdermeeting.com/AVTR2026. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. If you are a beneficial owner, you are also invited to attend and participate in the
Annual Meeting online. For more information, see “Questions and Answers About the Meeting and Voting — 1. How do
I attend the 2026 Annual Meeting?” If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.
Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.
2.How do I attend the 2026 Annual Meeting?
This year’s Annual Meeting will again be a virtual meeting, conducted via live audio webcast on the Internet.
Stockholders of record as of March 13, 2026, will be able to attend and participate in the Annual Meeting online, vote and submit questions during the Annual Meeting by accessing www.virtualshareholdermeeting.com/AVTR2026. If your shares are held in a brokerage account or by another nominee or trustee, you are also invited to attend and participate in the Annual Meeting online but you need to take additional steps if you wish to vote during the meeting.
For more information, see “How do I vote if I am a beneficial owner of shares?”
Even if you plan to attend the Annual Meeting online, we recommend that you vote by proxy in advance so that your vote will be counted if your plans change.
Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m., Eastern Time. Online access to the audio webcast will open approximately thirty minutes earlier to allow time for you to log in and test the computer audio system. We encourage you to access the meeting prior to the start time.
Log in Instructions. To attend the online Annual Meeting, log in at www.virtualshareholdermeeting.com/
AVTR2026. Stockholders of record will need to enter the 16-digit control number appearing on their Notice of Internet
Availability of Proxy Materials or proxy card. If you are a beneficial stockholder, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number. If you do not have a control number, you may still attend the meeting as a guest in listen-only mode.
Submitting Questions at the Virtual Annual Meeting. As part of the Annual Meeting, we will hold a live question and answer session to answer properly submitted questions that are pertinent to the Company and meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance. Beginning 30 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.
3.Am I entitled to vote and how many votes do I have?
If you were a stockholder of record of Avantor common stock at the close of business on March 13, 2026, you are eligible to vote at the Annual Meeting. You have one vote for each share you own for each director nominee and for each other matter presented for vote.

87
Questions and Answers About the Meeting and Voting
4.What business will be conducted at the Annual Meeting?
The table below shows, for each proposal, the vote required to approve the proposal and the
Board’s recommendation.

Proposal	Required Vote	Board Recommendation	Effect of Abstentions and Broker Non-Votes

Item 1: Election of nine director nominees to serve one-year terms expiring in 2027
A nominee must receive a majority
of the votes cast with respect to that
nominee’s election at the meeting at
which a quorum is present by the
holders of capital stock entitled to
vote in the election to be elected,
which means that the number of
votes cast “for” a nominee’s election
must exceed the number of votes
cast “against” that
nominee’s election.
		FOR Each Nominee	No effect

Item 2: Advisory approval of named executive officer compensation
The affirmative vote of a majority of
the voting power of the outstanding
common stock present in person or
represented by proxy and entitled to
vote on this proposal is required to
approve, on an advisory, non-
binding basis, the
compensation paid to our named
executive officers.
FOR
Abstentions will be counted as
present and entitled to vote on the
proposal and will therefore have the
effect of a negative vote.
Broker non-votes will be counted as
present for purposes of determining
whether there is a quorum but will
have no effect on the outcome of the
proposal.

Item 3: Advisory vote on the frequency of future advisory votes on executive compensation
The affirmative vote of a majority of
the voting power of the outstanding
common stock  present in person or
represented by proxy and entitled to
vote on this proposal, however,
because the vote is advisory and
non-binding, if none of the
frequency options receive such
majority, the option receiving the
greatest number of votes will be
considered the expressed
preference (on a non-binding,
advisory basis) of the stockholders.
		ONE YEAR	No Effect

Item 4: Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026
The affirmative vote of a majority of
the voting power of the outstanding
common stock present in person or
represented by proxy and entitled to
vote on this proposal is required to
ratify the appointment of Deloitte &
Touche LLP as our independent
registered public accounting firm
for 2026.
FOR
Abstentions will be counted as
present and entitled to vote on the
proposal and will therefore have the
effect of a negative vote.
We do not expect there to be any
broker non-votes with respect to the
proposal.

88	2026 Proxy Statement
Questions and Answers About the Meeting and Voting
5.What constitutes a “quorum” for the meeting?
A quorum consists of the holders of record of a majority of the voting power of the issued and outstanding shares entitled to vote at the meeting, present in person or represented by proxy. At the close of business on March 13, 2026,
Avantor had 676,110,712 shares of common stock (excluding treasury shares) outstanding. A quorum is necessary to conduct business at the Annual Meeting. You are part of the quorum if you have voted by proxy. Abstentions and shares represented by “broker non-votes” are counted for purposes of determining the presence of a quorum.
6.What is the difference between holding shares as a stockholder of record/registered stockholder and as a beneficial owner of shares?
Stockholder of Record or Registered Stockholder. If your shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered a “stockholder of record” or a “registered stockholder” of those shares.
Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, including shares purchased through our employee stock purchase plan, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization that holds your shares. As a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.
7.How do I vote if I am a stockholder of record?
By Telephone or Internet. Stockholders of record can vote by touchtone telephone within the United States, U.S.
territories and Canada, using the toll-free telephone number on the proxy card or Notice, or through the Internet, using the procedures and instructions described on the proxy card or Notice. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.
By Written Proxy. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.
Online During the Meeting. Stockholders of record may vote during the virtual Annual Meeting by visiting the Annual
Meeting website at www.virtualshareholdermeeting.com/AVTR2026 and entering their control number listed on their proxy card or Notice. For more information, see “How do I attend the 2026 Annual Meeting?”
Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if your plans change.
8.How do I vote if I am a beneficial owner of shares?
Your broker is not permitted to vote on your behalf on the matters to be considered at the Annual Meeting, except on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without your specific instructions. If you are a beneficial owner, we encourage you to complete and return the voting instruction form you receive from your broker, bank or other financial institution or follow the instructions provided to you for voting your shares via telephone or the Internet. Your vote will not be counted unless you communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual Meeting. If you wish to personally vote your shares at the meeting, you must obtain a legal proxy from your broker, bank or other financial institution and register in advance of the Annual Meeting. For more information, see “How do I attend the 2026 Annual
Meeting?”
9.What is a broker non-vote?
A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a routine proposal but does not vote on non-routine proposals because the beneficial owner did not provide voting instructions on those matters.
Under NYSE rules, the proposal to ratify the appointment of an independent registered public accounting firm (Item 4)
is considered a “routine” proposal. This means that brokerage firms may vote in their discretion on behalf of clients
(beneficial owners) who have not furnished voting instructions at least 15 days before the date of the Annual Meeting.
In contrast, all of the other proposals set forth in this Proxy Statement are “non-routine”—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

89
Questions and Answers About the Meeting and Voting
10.Can I revoke my proxy or change my vote?
If you are a record holder of shares, you may revoke your proxy at any time before it is actually voted at the Annual
Meeting by taking one of the following actions:
•Delivering written notice of revocation to our Secretary at Radnor Corporate Center, Building One, Suite 200, 100
Matsonford Road, Radnor, PA 19087 by 11:59 p.m. EDT on May 6, 2026;
•Submitting a later-dated proxy by 11:59 p.m. on May 6, 2026; or
•Attending the Annual Meeting online and voting by following the instructions at
www.virtualshareholdermeeting.com/AVTR2026.
Your attendance at the Annual Meeting online will not, by itself, constitute revocation of your proxy. You may also choose another person to represent you by attending the Annual Meeting by executing a form of proxy designating that person to act on your behalf.
If you are a beneficial stockholder and wish to revoke or change your voting instructions, you will need to follow the procedures established by your brokerage firm, bank or other record owner.
11.Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
As permitted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended
December 31, 2025, by providing access to such documents on the Internet. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, commencing on or about March 27, 2026, a Notice of
Internet Availability of Proxy Materials (the “Notice”) was sent to most of our stockholders. The Notice explains how to access and review the proxy materials and how to submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, please follow the instructions for requesting such materials in the Notice.
12.Why did my household only receive one set of proxy materials or one notice of Internet availability when two stockholders live here?
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements and notices with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,”
provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single Proxy Statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Corporate
Secretary at 610-386-1700 or: Avantor Inc., Corporate Secretary’s Office, Radnor Corporate Center, Building One,
Suite 200, 100 Matsonford Road, Radnor, PA 19087.
13.Who pays for the solicitation of proxies?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, email or fax. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

90	2026 Proxy Statement
Questions and Answers About the Meeting and Voting
14.Is my vote confidential?
Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential, except:
•as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
•in the case of a contested proxy solicitation;
•if a stockholder makes a written comment on the proxy card or otherwise communicates their vote to management; or
•to allow the independent inspector of election to certify the results of the vote.
Broadridge Investor Communication Solutions, the independent proxy tabulator used by Avantor, counts the votes and acts as the judge of election for the meeting.
15.How can I propose actions for consideration at the 2027 annual meeting of stockholders or nominate individuals to serve as directors?
Stockholder Proposals. To be eligible for inclusion in the Proxy Statement for our 2027 Annual Meeting of
Stockholders pursuant to Rule 14a-8, we must receive your proposal on or before November 27, 2026. The proposal should be mailed by certified mail return receipt requested to our Corporate Secretary’s Office, Avantor, Inc., 100
Matsonford Road, Building One, Suite 200, Radnor, PA 19087. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
To make a director nomination or present other business for consideration at our 2027 Annual Meeting of Stockholders that will not be included in the Proxy Statement, you must submit a timely notice in accordance with the procedures described in our bylaws. To be timely, your notice must be delivered to our Secretary between January 7, 2027, and
February 6, 2027. If the date of the Annual Meeting of Stockholders to be held in 2027 is advanced or delayed by more than 30 days from the anniversary date of this year’s Annual Meeting of Stockholders, your notice must be received no earlier than 120 days prior to the Annual Meeting of Stockholders to be held in 2027 and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our bylaws.
Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) (other than the
Company’s nominees) at the 2027 Annual Meeting of Stockholders in reliance on Rule 14a-19 under the Exchange
Act, in addition to the requirements set forth in the Company’s bylaws, you must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Proxy Access Nominations. Pursuant to our proxy access bylaw provision, a stockholder, or a group of up to 20 stockholders, that has continuously owned for three years at least 3% of our outstanding common shares, may nominate and include in the annual meeting proxy materials up to the greater of two directors or 20% of the number of directors serving on the Board, if the stockholder(s) and the nominee(s) meet the requirements specified in our bylaws.
Notice of director nominations submitted under the proxy access bylaw provision for the 2027 Annual Meeting of
Stockholders must be received by the Corporate Secretary between October 28, 2026, and November 27, 2026.
16.How can I obtain a copy of Avantor’s Annual Report on Form 10-K?
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including
Forms 10-K, 10-Q and 8-K. To access these filings, please go to our website (www.avantorsciences.com). Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:
Investor Relations
Avantor, Inc.
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, PA 19087

91

Other Business
The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card.
March 27, 2026
CLAUDIUS O. SOKENU
Executive Vice President, Chief Legal and
Compliance Officer and Corporate Secretary

92	2026 Proxy Statement

Appendix A
AVANTOR, INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASUREMENTS
As appropriate, we supplement our results of operations determined in accordance with U.S. generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measurements that we believe are useful to investors, creditors and others in assessing our performance. These measures should not be considered in isolation or as a substitute for reported GAAP results because they may include or exclude certain items as compared to similar GAAP-
based measures, and such measures may not be comparable to similarly-titled measures reported by other companies.
Rather, these measures should be considered as an additional way of viewing aspects of our operations that provide a more complete understanding of our business. We strongly encourage investors to review our consolidated financial statements included in reports filed with the SEC in their entirety and not rely solely on any one, single financial measurement or communication.
We have provided reconciliations of the following non-GAAP measures referred to in this Proxy Statement:
•Organic net sales growth (decline) eliminates from our reported net sales change the impacts of revenues from acquisitions and divestitures that occurred in the last year (as applicable) and changes in foreign currency exchange rates. We believe that this measurement is useful as a way to measure and evaluate our underlying commercial operating performance consistently across our segments and the periods presented.
•Adjusted operating income is our net income or loss adjusted for the following items: (i) interest expense, (ii) income tax expense, (iii) amortization of acquired intangible assets, (iv) losses on extinguishment of debt, (v) charges associated with the impairment of certain assets, (vi) gain on sale of business, and (vii) certain other adjustments. We believe that this measurement is as ways to analyze the underlying trends in our business consistently across the periods presented. Additionally, Adjusted operating income is our segment profitability measure under GAAP.
•Adjusted EBITDA is our net income or loss adjusted for the following items: (i) interest expense, (ii) income tax expense, (iii) amortization of acquired intangible assets, (iv) depreciation expense, (v) losses on extinguishment of debt, (vi) charges associated with the impairment of certain assets, (vii) gain on sale of business, and (viii) certain other adjustments. We believe that this measurement is useful as a way to analyze the underlying trends in our business consistently across the periods presented.
•Adjusted EPS is our adjusted net income divided by our diluted GAAP weighted average share count adjusted for anti-
dilutive instruments. We believe that this measurement is an additional way to analyze the underlying trends in our business consistently across the periods presented.
•Adjusted net income is our net income or loss first adjusted for the following items: (i) amortization of acquired intangible assets, (ii) losses on extinguishment of debt, (iii) charges associated with the impairment of certain assets,
(iv) gain on sale of business, and (v) certain other adjustments. From this amount, we then add or subtract an assumed incremental income tax impact on the above noted pre-tax adjustments, using estimated tax rates, to arrive at Adjusted
Net Income. We believe that this measure is useful as a way to analyze the business consistently across the periods presented.
•Adjusted net leverage is equal to our gross debt, reduced by our cash and cash equivalents, divided by our trailing 12-
month Adjusted EBITDA (excluding stock-based compensation expense and including the expected run-rate effect of cost synergies and the incremental results of completed acquisitions and divestitures as if those acquisitions and divestitures had occurred on the first day of the trailing 12-month period). We believe that this measurement is a useful way to evaluate and measure the Company’s capital allocation strategies and the underlying trends in the business.
•Free cash flow is equal to our cash flows from operating activities, less capital expenditures, plus direct transaction costs and income taxes paid related to acquisitions and divestitures (as applicable) in the period. Free cash flow conversion is free cash flow divided by adjusted net income. We believe that these measures are useful as it provides a view on the Company’s ability to generate cash for use in financing or investing activities.

93
Appendix A
Adjusted EBITDA

	Year ended December 31,
(in millions)	2025	2024
Net income (loss)	$(530.2)	$711.5
Amortization	301.1	299.8
Loss on extinguishment of debt	4.6	10.9
Restructuring and severance charges(1)	29.8	82.8
Transformation expenses(2)	61.7	58.9
Reserve for certain legal matters, net(3)	7.3	9.2
Other(4)	20.9	(3.9)
Impairment charges(5)	785.0	—
Gain (loss) on sale of business(6)	5.1	(446.6)
Pension termination charges(7)	16.3	9.3
Income tax (benefit) expense applicable to pretax adjustments	(87.9)	(54.2)
Adjusted Net Income	613.7	677.7
Interest expense, net	169.8	218.8
Depreciation	109.1	105.7
Income tax provision applicable to Adjusted Net Income	176.8	196.6
Adjusted EBITDA	$1,069.4	$1,198.8
(1)Reflects the incremental expenses incurred in the period related to restructuring initiatives to increase profitability and productivity.
Costs included in this caption are specific to employee severance, site-related exit costs, and contract termination costs. These expenses represent costs incurred to achieve the Company’s publicly-announced cost transformation initiative.
(2)Represents incremental expenses directly associated with the Company’s publicly-announced cost transformation initiative, primarily related to the cost of external advisors.
(3)Represents charges and legal costs, net of recoveries, in connection with certain litigation and other contingencies that are unrelated to our core operations and not reflective of on-going business and operating results.
(4)Represents net foreign currency (gain) loss from financing activities, other stock-based compensation expense (benefit), $6.7 million of severance and transition costs associated with the replacement of our Chief Executive Officer in 2025, and other costs.
(5)Relates to the goodwill impairment of our Distribution reporting unit.
(6)The amount reported in 2024 reflects the gain on the sale of our Clinical Services business. The amount reported in 2025 reflects post-closing purchase price adjustments related to that sale.
(7)Represents pension termination charges related to termination of our U.S. Pension Plan.

94	2026 Proxy Statement
Appendix A
Adjusted Operating Income

	Year ended December 31,
(in millions)	2025	2024
Net income (loss)	$(530.2)	$711.5
Interest expense, net	169.8	218.8
Income tax expense	88.9	142.4
Loss on extinguishment of debt	4.6	10.9
Other (expense) income, net	20.7	1.2
Operating income (loss)	(246.2)	1,084.8
Amortization	301.1	299.8
Restructuring and severance charges(1)	29.8	82.8
Transformation expenses(2)	61.7	58.9
Reserve for certain legal matters, net(3)	7.3	9.2
Other(4)	14.0	0.9
Impairment charges(5)	785.0	—
Gain (loss) on sale of business(6)	5.1	(446.6)
Adjusted Operating Income	$957.8	$1,089.8
(1)Reflects the incremental expenses incurred in the period related to restructuring initiatives to increase profitability and productivity.
Costs included in this caption are specific to employee severance, site-related exit costs, and contract termination costs. These expenses represent costs incurred to achieve the Company’s publicly-announced cost transformation initiative.
(2)Represents incremental expenses directly associated with the Company’s publicly-announced cost transformation initiative, primarily related to the cost of external advisors.
(3)Represents charges and legal costs, net of recoveries, in connection with certain litigation and other contingencies that are unrelated to our core operations and not reflective of on-going business and operating results.
(4)Represents other stock-based compensation expense (benefit), $6.7 million of severance and transition costs associated with the replacement of our Chief Executive Officer in 2025, and other costs.
(5)Relates to the goodwill impairment of our Distribution reporting unit.
(6)The amount reported in 2024 reflects the gain on the sale of our Clinical Services business. The amount reported in 2025 reflects post-closing purchase price adjustments related to that sale.

95
Appendix A
Adjusted Earnings per Share

	Year ended December 31,
(shares in millions)	2025	2024
Diluted earnings (loss) per share (GAAP)	$(0.78)	$1.04
Amortization	0.44	0.44
Loss on extinguishment of debt	0.01	0.02
Restructuring and severance charges	0.04	0.12
Transformation expenses	0.09	0.09
Reserve for certain legal matters, net	0.01	0.01
Other	0.04	(0.01)
Impairment charges	1.15	—
Gain (loss) on sale of business	0.01	(0.65)
Pension termination charges	0.02	0.01
Income tax (benefit) expense applicable to pretax adjustments	(0.13)	(0.08)
Adjusted EPS (non-GAAP)	$0.90	$0.99
Weighted average shares outstanding:
Share count for Adjusted EPS (non-GAAP)	680.6	681.9
Free Cash Flow

	Year ended December 31,
(shares in millions)	2025	2024
Net cash provided by operating activities	$623.8	$840.8
Capital expenditures	(128.8)	(148.8)
Divestiture-related transaction expenses and taxes paid	1.4	76.3
Free cash flow (non-GAAP)	$496.4	$768.3

96	2026 Proxy Statement
Appendix A
Adjusted Net Leverage

(dollars in millions)	December 31, 2025
Total debt, gross	$3,967.9
Less cash and cash equivalents	(365.4)
$3,602.5
Trailing twelve months Adjusted EBITDA	$1,069.4
Trailing twelve months ongoing stock-based compensation expense	47.6
$1,117.0
Adjusted Net leverage (non-GAAP)	3.2 x
Net Sales

	December 31,		Reconciliation of net sales growth (decline) to organic net sales growth (decline)
(in millions)	2025	2024	Net Sales growth (decline)	Foreign currency impact	Divestiture Impact	Organic net sales growth (decline)
Laboratory Solutions	$4,399.7	$4,610.1	$(210.4)	$86.0	$(147.9)	$(148.5)
Bioscience Production	2,152.5	2,173.5	(21.0)	18.7	—	(39.7)
Total	$6,552.2	$6,783.6	$(231.4)	$104.7	$(147.9)	$(188.2)
CORPORATE
HEADQUARTERS
One Radnor Corporate Center
Building One, Suite 200
100 Matsonford Road
Radnor, PA 19087
(610) 386-1700

avantor™

SCAN TO VIEW MATERIALS & VOTE

V85724-P46055

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

AVANTOR, INC.

The Board of Directors recommends you vote FOR each of the director nominees listed in Proposal 1.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Simon Dingemans	☐	☐	☐
1b. Emmanuel Ligner	☐	☐	☐
1c. Gregory Lucier	☐	☐	☐
1d. Dame Louise Makin	☐	☐	☐
1e. Joseph Massaro	☐	☐	☐
1f. Sanjeev Mehra	☐	☐	☐
1g. Mala Murthy	☐	☐	☐
1h. Michael Severino	☐	☐	☐
1i. Gregory Summe	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 2.	For	Against	Abstain
2. Advisory Approval of Named Executive Officer Compensation	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on Proposal 3.	1 Year	2 Years	3 Years	Abstain
3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	☐	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 4.	For	Against	Abstain
4. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for 2026	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

AVANTOR, INC. avantor RANDOR CORPORATE CENTER BUILDING ONE, SUITE 200 100 MATSONFORD ROAD RADNOR, PA 19087 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM. ET on May 7, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AVTR2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM. ET on May 7, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, do Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V65534-P26497 THIS
PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTIDeloitte & Touche LLP as the Company's independent registered accounting firm for 2025. Nominees: 1a. Juan Andres For Against Abstain 000 1b. John Carethers 0 0 0 2. 1c. Lan Kang 0 0 0 1d. Dame Louise Makin 0 0 0 3. 1e. Joseph Massaro 0 0 0 1f. Mala Murthy 0 0 0 19. Jonathan Peacock 0 0 0 1h. Michael Severino 0 0 0 1i. Michael Stubblefield 0 0 0 1j. Gregory Summe 000 Please sign exactly as your name(s) appear(s) hereon. When signin adinistrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Approve, on
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com V65535-P26497 AVANTOR, INC. Annual Meeting of Stockholders May 8, 2025 11:00 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Claudius Sokenu and Scott Baker, or either of them, as proxies and attorneys-in-fact, each with the power to act without the other and to appoint his substitute, and hereby authorize(s) them to vote, as designated on the reverse side of this proxy card and in their discretion on such other business as may properly come before such meeting, all of the shares of Common Stock of AVANTOR, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM ET on May 8, 2025, and any adjournment or postponement thereof and otherwise to represent the stockholder(s) at such meeting with all powers possessed by the stockholder(s) if personally present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made but the card is signed, this proxy will be voted in accordance with the Board of Directors' recommendations, and the discretion of the proxies with respect to such other business as may properly come before the meeting and any adjournment or postponement thereof. Continued and to be signed on reve